UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 16

A world of investing.®
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99-3/31/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
3/16

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the six months ended March 31, 2016?

It was another period of two distinct halves. The first half coincided with the fourth calendar quarter of 2015, a period when global equity markets performed relatively well, particularly in the United States. Global stocks had rebounded from the previous quarter’s downturn, as solid U.S. economic growth and diminishing fears of an economic hard landing in China buoyed major index returns. A significant decline in oil prices during the period had a dampening effect on global markets, however, as energy-related stocks make up a significant portion of many equity indexes.

The U.S. economy’s ongoing resilience prompted the Federal Reserve to hike short-term interest rates in mid-December by 25 basis points to 0.25%, but the major equity indexes still ended in positive territory for the first half of the six-month reporting period. Fixed-income markets showed losses during this period, with bond prices in both the interest-rate-sensitive and credit-sensitive sides of the market producing negative results, largely as a result of the initial threat and ultimate announcement of the Fed’s first interest-rate hike since 2006.

The second half of the six-month period saw equities advance only modestly, while fixed income rallied somewhat. Both asset classes treaded troubled paths during the first three

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund	5

months of 2016. Equities sold off dramatically during the early weeks of 2016 amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. By mid-February, however, when energy prices began to recover, equities started to rebound as well. The ongoing easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the U.S. economy, and the Fed softening its tone on the pace of future interest-rate hikes. Fixed-income markets also were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

For the six-month period, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 8.49%. Equities in the international developed markets, as represented by the MSCI EAFE Index [ND], produced more muted but still positive results, returning 2.83% for the period. Emerging-market stocks posted solid gains for the six months, up 6.41% as measured by the MSCI Emerging Markets Index [ND]. On the fixed-income side, the Barclays U.S. Aggregate Bond Index returned 2.44% for the period, while the JPMorgan Developed High Yield Index was up only 0.42%.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the past six months?

The portfolio performed reasonably well for the semiannual period. The choppy behavior of equities during the past six months — with rallies followed by slumps, followed by new rallies — had an overall positive effect on the portfolio and its more equity-centric asset allocation strategy. The portfolio’s absolute return for the six-month period ending March 31, 2016, was 3.50% at net asset value. This result compares with a total return of

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Growth Fund

7.30% for the fund’s primary benchmark, the Russell 3000 Index, which is made up exclusively of U.S. stocks.

Given the portfolio’s investment in both equities and fixed-income securities, a more objective measure of the portfolio’s relative performance would be its secondary benchmark, the Putnam Growth Blended Benchmark, a composite measure of which 80% is in U.S. and international stocks and the remaining 20% in rate-sensitive and credit-sensitive fixed-income instruments. Compared with this secondary benchmark, which returned 5.43% for the semiannual period, the portfolio underperformed slightly.

What factors influenced the fund’s performance during the reporting period?

Generally speaking, positive returns in the credit-sensitive and interest-rate-sensitive segments of the fixed-income market helped counterbalance the volatility in stocks. During the past six months, we continued to keep the portfolio’s asset allocations fairly close to neutral compared with the allocations represented in its secondary benchmark. Given our expectation for heightened volatility, it was our view that a more tactical approach to asset allocation would be prudent. There was one exception to this neutral positioning, and that was a slight underweight to rate-sensitive fixed-income securities, which detracted from the portfolio’s results in an environment of relatively strong performance in that segment of the bond market.

In general, we currently plan to continue to pursue a more tactical approach in managing the portfolio, as we believe that active

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund	7

management of the individual securities within its asset classes would yield better results. During the period, some of our active implementation strategies worked, and some did not. Overall, the biggest detractor for the portfolio was within the large-cap equity space, where we employ a quantitative methodology to identify what we believe will be solid performing stocks. That quantitative strategy worked well in the first half of the period, but during the first quarter of 2016, it lagged its broad large-cap equity benchmark.

What is your investment outlook as we move deeper into 2016?

Looking forward, our view continues to be for lower asset class returns than we’ve experienced in recent history and for heightened volatility to persist. We believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the remainder of the year. We believe global economic growth may remain slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the seven-year rally in equities is getting long in the tooth, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities — by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Growth Fund

In the high-yield bond space, where our neutral positioning during the period constrained our participation in the high-yield rally that took place late in the period, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we expect to maintain a neutral positioning in this space for the time being.

We continue to hold positions in rate-sensitive fixed income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as equities and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe the current rate environment in the United States is relatively attractive, and could improve further if yield-starved global investors continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund	9

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations — reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10	Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.41%	7.12%	7.13%	7.13%	6.59%	6.59%	6.88%	6.70%	7.13%	7.68%	7.70%	7.68%

10 years	67.10	57.49	57.62	57.62	55.08	55.08	58.93	53.37	62.51	71.13	71.83	71.10
Annual average	5.27	4.65	4.65	4.65	4.49	4.49	4.74	4.37	4.98	5.52	5.56	5.52

5 years	43.26	35.03	38.11	36.11	38.00	38.00	39.73	34.84	41.42	45.01	45.61	44.99
Annual average	7.46	6.19	6.67	6.36	6.65	6.65	6.92	6.16	7.18	7.72	7.80	7.71

3 years	24.47	17.31	21.73	18.73	21.72	21.72	22.61	18.31	23.47	25.40	25.78	25.43
Annual average	7.57	5.47	6.77	5.89	6.77	6.77	7.03	5.77	7.28	7.84	7.94	7.84

1 year	–4.44	–9.93	–5.12	–9.61	–5.11	–6.00	–4.91	–8.24	–4.66	–4.16	–4.03	–4.18

6 months	3.50	–2.45	3.13	–1.75	3.05	2.08	3.17	–0.44	3.30	3.59	3.71	3.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund	11

Comparative index returns For periods ended 3/31/16

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.98%	—†	7.07%

10 years	94.94	78.23%	59.96
Annual average	6.90	5.95	4.73

5 years	68.60	44.93	34.37
Annual average	11.01	7.70	6.02

3 years	37.30	23.69	18.21
Annual average	11.15	7.34	5.70

1 year	–0.34	–1.80	–3.09

6 months	7.30	5.43	3.73

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 509, 485, 455, 405, 305, and 51 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.250		$0.115	$0.161	$0.170		$0.180	$0.289	$0.308	$0.295

Capital gains

Long-term gains	0.652		0.652	0.652	0.652		0.652	0.652	0.652	0.652

Short-term gains	0.062		0.062	0.062	0.062		0.062	0.062	0.062	0.062

Total	$0.964		$0.829	$0.875	$0.884		$0.894	$1.003	$1.022	$1.009

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/15	$15.05	$15.97	$14.72	$14.30	$14.72	$15.25	$14.74	$15.21	$15.24	$15.21

3/31/16	14.62	15.51	14.36	13.87	14.31	14.83	14.34	14.76	14.79	14.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%	0.71%	0.81%

Annualized expense ratio for the
six-month period ended 3/31/16	1.08%	1.83%	1.83%	1.58%	1.33%	0.81%	0.71%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.49	$9.29	$9.29	$8.03	$6.76	$4.12	$3.62	$4.22

Ending value (after expenses)	$1,035.00	$1,031.30	$1,030.50	$1,031.70	$1,033.00	$1,035.90	$1,037.10	$1,035.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.45	$9.22	$9.22	$7.97	$6.71	$4.09	$3.59	$4.19

Ending value (after expenses)	$1,019.60	$1,015.85	$1,015.85	$1,017.10	$1,018.35	$1,020.95	$1,021.45	$1,020.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Growth Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund	17

The fund’s portfolio 3/31/16 (Unaudited)

COMMON STOCKS (64.2%)*	Shares	Value

Banking (4.3%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	448,173	$817,269

Access National Corp.	8,583	170,201

Aozora Bank, Ltd. (Japan)	115,000	401,573

Banc of California, Inc.	10,892	190,610

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	19,103	462,675

Banco Santander SA (Spain)	159,956	698,942

Bank Hapoalim BM (Israel)	170,422	883,809

Bank of China, Ltd. (China)	3,259,000	1,352,779

Bank of Ireland (Ireland) †	769,364	223,033

Bank of Montreal (Canada)	8,500	516,185

Bank of New York Mellon Corp. (The)	99,800	3,675,634

Bank of Nova Scotia (The) (Canada)	11,300	552,232

Bank of Queensland, Ltd. (Australia)	47,875	444,787

Barclays PLC (United Kingdom)	316,385	676,763

BNP Paribas SA/New York, NY (France)	63,180	3,168,069

BofI Holding, Inc. † S	20,521	437,918

Canadian Imperial Bank of Commerce (Canada)	6,200	463,156

Capital One Financial Corp.	9,800	679,238

Cardinal Financial Corp.	16,526	336,304

Citigroup, Inc.	437,400	18,261,450

Citizens & Northern Corp.	10,684	212,398

Commercial International Bank Egypt SAE GDR (Egypt)	169,812	601,493

Commonwealth Bank of Australia (Australia)	7,508	431,184

Credit Suisse Group AG (Switzerland)	35,464	501,237

Customers Bancorp, Inc. †	22,477	531,132

Danske Bank A/S (Denmark)	8,036	226,142

DNB ASA (Norway)	12,090	142,837

East West Bancorp, Inc.	13,284	431,464

Farmers Capital Bank Corp. †	7,741	204,517

FCB Financial Holdings, Inc. Class A †	16,551	550,486

Fidelity Southern Corp.	23,523	377,309

Financial Institutions, Inc.	11,036	320,817

First BanCorp. (Puerto Rico) †	155,978	455,456

First Community Bancshares, Inc.	10,422	206,772

FirstMerit Corp.	12,983	273,292

Flushing Financial Corp.	10,937	236,458

Fukuoka Financial Group, Inc. (Japan)	96,000	313,048

Grupo Financiero Banorte SAB de CV (Mexico)	397,942	2,255,146

Hanmi Financial Corp.	21,882	481,842

Heartland Financial USA, Inc.	7,401	227,877

Horizon Bancorp	8,321	205,695

ING Groep NV GDR (Netherlands)	84,347	1,015,699

JPMorgan Chase & Co.	368,177	21,803,442

MainSource Financial Group, Inc.	16,429	346,488

Meta Financial Group, Inc.	6,059	276,290

Metro Bank PLC (United Kingdom) †	16,906	456,487

18	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Banking cont.
Opus Bank	9,761	$331,874

Pacific Premier Bancorp, Inc. †	10,344	221,051

PacWest Bancorp	4,406	163,683

Peoples Bancorp, Inc.	10,193	199,171

Permanent TSB Group Holdings PLC (Ireland) †	152,788	470,537

PNC Financial Services Group, Inc. (The)	6,300	532,791

Popular, Inc. (Puerto Rico)	64,744	1,852,326

Regions Financial Corp.	302,600	2,375,410

Renasant Corp.	9,516	313,172

Republic Bancorp, Inc. Class A	6,628	171,201

Resona Holdings, Inc. (Japan)	480,900	1,716,020

Sberbank of Russia PJSC ADR (Russia)	288,733	1,995,768

Shinsei Bank, Ltd. (Japan)	112,000	146,288

Skandinaviska Enskilda Banken AB (Sweden)	20,773	197,208

Societe Generale SA (France)	39,336	1,447,025

State Street Corp.	46,500	2,721,180

Sumitomo Mitsui Financial Group, Inc. (Japan)	98,500	2,986,201

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	261,000	764,366

Swedbank AB Class A (Sweden)	9,800	209,952

Talmer Bancorp, Inc. Class A	18,200	329,238

TCF Financial Corp.	4,500	55,170

Turkiye Garanti Bankasi AS (Turkey)	242,230	707,392

U.S. Bancorp	6,000	243,540

UniCredit SpA (Italy)	50,311	181,246

United Community Banks, Inc.	10,992	203,022

Virgin Money Holdings UK PLC (United Kingdom)	113,433	597,663

Wells Fargo & Co.	147,782	7,146,738

Western Alliance Bancorp †	11,358	379,130

Woori Bank (South Korea)	28,342	234,449

		96,390,447
Basic materials (2.8%)
Aceto Corp. S	7,573	178,420

Adecoagro SA (Argentina) †	69,100	798,105

Akzo Nobel NV (Netherlands)	10,949	744,010

Amcor, Ltd. (Australia)	98,811	1,086,921

American Vanguard Corp.	30,758	485,361

Andersons, Inc. (The)	6,892	216,478

Asahi Kasei Corp. (Japan)	48,000	324,521

Austevoll Seafood ASA (Norway)	14,448	118,372

Axalta Coating Systems, Ltd. †	77,600	2,265,920

BASF SE (Germany)	42,086	3,173,407

Beacon Roofing Supply, Inc. †	12,785	524,313

Bemis Co., Inc.	1,800	93,204

BHP Billiton, Ltd. (Australia)	31,526	407,443

Braskem SA Class A (Preference) (Brazil)	81,387	529,882

Cabot Corp.	17,967	868,345

Cambrex Corp. †	10,568	464,992

Cemex Latam Holdings SA (Colombia) †	225,482	969,408

Dynamic Asset Allocation Growth Fund	19

COMMON STOCKS (64.2%)* cont.	Shares	Value

Basic materials cont.
Cemex SAB de CV ADR (Mexico) † S	154,897	$1,127,650

Chicago Bridge & Iron Co. NV	10,001	365,937

China State Construction International Holdings, Ltd. (China)	592,000	882,198

CIMIC Group, Ltd. (Australia)	17,157	457,153

Compagnie De Saint-Gobain (France)	4,780	209,999

Continental Building Products, Inc. †	28,016	519,977

CRH PLC (Ireland)	6,862	193,342

Dominion Diamond Corp. (Canada)	10,600	117,554

Domtar Corp.	9,289	376,205

Dow Chemical Co. (The)	7,500	381,450

Ems-Chemie Holding AG (Switzerland)	2,036	1,053,487

EVA Precision Industrial Holdings, Ltd. (China)	6,742,000	999,478

Evonik Industries AG (Germany)	33,581	1,006,700

Fortescue Metals Group, Ltd. (Australia) S	327,336	639,845

Glencore PLC (United Kingdom)	433,536	975,761

Golden Agri-Resources, Ltd. (Singapore)	773,100	235,168

Graphic Packaging Holding Co.	155,900	2,003,315

Hitachi Chemical Co., Ltd. (Japan)	12,900	232,107

Incitec Pivot, Ltd. (Australia)	360,753	882,148

Innophos Holdings, Inc.	6,195	191,487

Innospec, Inc.	8,119	352,040

IRB Infrastructure Developers, Ltd. (India)	245,735	863,491

Kaneka Corp. (Japan)	6,000	51,393

KapStone Paper and Packaging Corp.	19,388	268,524

Kraton Performance Polymers, Inc. †	7,922	137,051

Kuraray Co., Ltd. (Japan)	37,000	452,370

LafargeHolcim, Ltd. (Switzerland)	5,338	250,833

Lotte Chemical Corp. (South Korea)	3,108	928,106

LSB Industries, Inc. † S	12,202	155,576

LyondellBasell Industries NV Class A	154,398	13,213,381

Minerals Technologies, Inc.	8,575	487,489

Mitsubishi Chemical Holdings Corp. (Japan)	52,700	275,101

Mitsubishi Gas Chemical Co., Inc. (Japan)	57,000	306,917

Mitsubishi Materials Corp. (Japan)	264,000	745,942

Mondi PLC (South Africa)	21,393	408,414

Newcrest Mining, Ltd. (Australia) †	31,337	407,403

Nine Dragons Paper Holdings, Ltd. (China)	869,000	657,574

Nippon Paint Holdings Co., Ltd. (Japan)	9,500	210,773

Nippon Steel & Sumitomo Metal Corp. (Japan)	19,500	374,597

Nitto Denko Corp. (Japan)	8,300	461,443

Oji Holdings Corp. (Japan)	79,000	317,278

Orion Engineered Carbons SA (Luxembourg)	18,821	265,753

Patrick Industries, Inc. †	14,208	644,901

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	67,662	896,826

Reliance Steel & Aluminum Co.	21,700	1,501,423

Rio Tinto PLC (United Kingdom)	3,389	95,635

Royal Boskalis Westminster NV (Netherlands)	14,072	551,413

Salmar ASA (Norway)	17,407	425,463

20	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Basic materials cont.
Sappi, Ltd. (South Africa) †	150,893	$667,072

Sealed Air Corp.	90,300	4,335,303

Sherwin-Williams Co. (The)	500	142,335

Siam Cement PCL (The) NVDR (Thailand)	73,250	970,281

Smurfit Kappa Group PLC (Ireland)	10,244	263,901

Sonoco Products Co.	1,600	77,712

Stora Enso OYJ Class R (Finland)	49,830	444,288

Sumitomo Metal Mining Co., Ltd. (Japan)	34,000	337,598

Suzano Papel e Celulose SA Ser. A (Preference) (Brazil)	235,675	829,793

ThyssenKrupp AG (Germany)	22,875	475,293

Trex Co., Inc. †	3,087	147,960

U.S. Concrete, Inc. †	7,870	468,895

UPM-Kymmene OYJ (Finland)	71,662	1,292,554

voestalpine AG (Austria)	13,262	442,040

Yara International ASA (Norway)	16,897	634,114

		63,336,312
Capital goods (4.1%)
ABB, Ltd. (Switzerland)	11,459	223,211

ACS Actividades de Construccion y Servicios SA (Spain)	24,996	741,840

Airbus Group SE (France)	17,884	1,186,711

Allegion PLC (Ireland)	27,200	1,732,912

Allison Transmission Holdings, Inc.	176,400	4,759,272

Altra Industrial Motion Corp.	12,528	348,028

American Axle & Manufacturing Holdings, Inc. †	23,749	365,497

AptarGroup, Inc.	800	62,728

Argan, Inc.	14,875	523,005

Avery Dennison Corp.	3,700	266,807

AZZ, Inc.	4,881	276,265

B/E Aerospace, Inc.	46,400	2,139,968

BAE Systems PLC (United Kingdom)	83,482	608,435

Berry Plastics Group, Inc. †	14,892	538,346

Bharat Electronics, Ltd. (India)	44,880	829,727

Boeing Co. (The) S	132,400	16,806,856

Boer Power Holdings, Ltd. (China) S	370,000	291,904

BWX Technologies, Inc.	37,200	1,248,432

Canon, Inc. (Japan)	3,400	101,355

Carlisle Cos., Inc.	13,500	1,343,250

Chase Corp.	3,996	210,150

China Communications Construction Co., Ltd. (China)	627,000	749,262

Cooper-Standard Holding, Inc. †	7,160	514,374

Crown Holdings, Inc. †	147,900	7,334,361

Cubic Corp.	13,111	523,916

dorma + kaba Holding AG Class B (Switzerland)	690	440,803

Douglas Dynamics, Inc.	6,252	143,233

Dycom Industries, Inc. † S	15,883	1,027,154

Fabrinet (Thailand) †	6,132	198,370

General Dynamics Corp.	20,600	2,706,222

Hitachi High-Technologies Corp. (Japan)	9,400	264,765

Dynamic Asset Allocation Growth Fund	21

COMMON STOCKS (64.2%)* cont.	Shares	Value

Capital goods cont.
Hyster-Yale Materials Handling, Inc.	3,241	$215,851

IDEX Corp.	15,600	1,292,928

JTEKT Corp (Japan)	23,700	307,450

Kadant, Inc.	9,337	421,659

KBR, Inc.	93,400	1,445,832

Kone OYJ Class B (Finland)	11,839	568,443

Leggett & Platt, Inc.	48,500	2,347,400

Littelfuse, Inc.	4,084	502,781

Lockheed Martin Corp.	200	44,300

MAN SE (Germany)	4,048	438,148

MasTec, Inc. †	41,085	831,560

Matrix Service Co. †	12,154	215,126

Miller Industries, Inc.	10,774	218,497

Mitsubishi Electric Corp. (Japan)	155,000	1,624,439

Mobileye NV (Israel) † S	6,600	246,114

MSA Safety, Inc.	3,994	193,110

Nidec Corp. (Japan)	2,300	157,380

NN, Inc.	21,623	295,803

Northrop Grumman Corp.	6,500	1,286,350

Orbital ATK, Inc.	28,049	2,438,580

OSRAM Licht AG (Germany)	15,297	785,453

Owens-Illinois, Inc. †	15,187	242,385

Raytheon Co.	39,200	4,807,096

Rexam PLC (United Kingdom)	50,906	462,999

Roper Technologies, Inc.	25,100	4,587,527

S&T Motiv Co., Ltd. (South Korea)	11,547	697,707

Samchuly Bicycle Co., Ltd. (South Korea)	30,735	505,262

Schindler Holding AG (Switzerland)	4,406	809,658

Spirit AeroSystems Holdings, Inc. Class A †	45,500	2,063,880

Standex International Corp.	4,664	362,906

Stoneridge, Inc. †	24,027	349,833

Sumitomo Heavy Industries, Ltd. (Japan)	51,000	210,716

Sweco AB Class B (Sweden)	7,670	125,760

Tenneco, Inc. †	5,028	258,992

Tetra Tech, Inc.	25,474	759,635

Thales SA (France)	9,046	792,245

Trinseo SA †	29,184	1,074,263

Vinci SA (France)	52,382	3,889,750

Wabash National Corp. †	43,616	575,731

Waste Connections, Inc.	64,900	4,191,891

Waste Management, Inc.	8,500	501,500

		91,654,099
Communication services (2.8%)
AT&T, Inc.	8,800	344,696

BCE, Inc. (Canada)	5,100	232,430

BT Group PLC (United Kingdom)	344,669	2,170,845

CalAmp Corp. †	21,108	378,466

Cellnex Telecom SAU 144A (Spain)	15,455	246,347

22	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Communication services cont.
China Mobile, Ltd. (China)	321,000	$3,577,311

Cincinnati Bell, Inc. †	150,913	584,033

Cogent Communications Holdings, Inc.	9,826	383,509

Com Hem Holding AB (Sweden)	68,582	631,946

Deutsche Telekom AG (Germany)	85,331	1,530,785

Eutelsat Communications SA (France)	19,353	624,112

Frontier Communications Corp.	68,880	385,039

HKT Trust & HKT, Ltd. (Units) (Hong Kong)	140,000	192,746

IDT Corp. Class B	9,911	154,512

Inteliquent, Inc.	19,599	314,564

InterDigital, Inc./PA	7,680	427,392

Juniper Networks, Inc.	320,800	8,183,608

KDDI Corp. (Japan)	63,200	1,688,029

Liberty Global PLC Ser. C (United Kingdom) †	6,400	240,384

NeuStar, Inc. Class A † S	10,342	254,413

Nippon Telegraph & Telephone Corp. (Japan)	53,000	2,283,033

NTT DoCoMo, Inc. (Japan)	62,900	1,426,560

Numericable-SFR (France)	10,486	439,925

Orange SA (France)	102,565	1,792,118

Quebecor, Inc. Class B (Canada)	10,700	280,939

Rogers Communications, Inc. Class B (Canada)	5,600	224,216

ShoreTel, Inc. †	26,840	199,690

Sky PLC (United Kingdom)	174,406	2,555,873

Spark New Zealand, Ltd. (New Zealand)	145,986	368,305

Spok Holdings, Inc.	12,504	218,945

Telecom Italia SpA RSP (Italy)	734,250	639,250

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,211,000	1,055,926

Telenor ASA (Norway)	41,550	671,056

Telstra Corp., Ltd. (Australia)	283,113	1,156,718

Ubiquiti Networks, Inc. † S	4,721	157,068

Verizon Communications, Inc.	462,215	24,996,587

Vocus Communications, Ltd. (Australia)	52,505	335,263

Vodafone Group PLC (United Kingdom)	506,919	1,615,746

		62,962,385
Conglomerates (0.2%)
Bouygues SA (France)	11,327	460,872

Mitsubishi Corp. (Japan)	18,900	320,080

Orkla ASA (Norway)	37,391	338,308

Siemens AG (Germany)	26,440	2,802,422

Tyco International PLC	7,900	290,009

		4,211,691
Consumer cyclicals (10.1%)
Accor SA (France)	2,670	113,015

Adecco SA (Switzerland)	20,201	1,310,567

Amazon.com, Inc. †	15,000	8,904,600

Aristocrat Leisure, Ltd. (Australia)	116,663	921,109

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	11,365	124,184

Automatic Data Processing, Inc.	8,000	717,680

AutoZone, Inc. †	755	601,501

Dynamic Asset Allocation Growth Fund	23

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Basso Industry Corp. (Taiwan)	621,000	$1,325,587

Big Lots, Inc.	7,408	335,508

Boral, Ltd. (Australia)	108,770	515,274

Brunswick Corp. S	8,223	394,540

CaesarStone Sdot-Yam, Ltd. (Israel) †	12,875	442,256

Caleres, Inc.	15,129	427,999

Carter’s, Inc.	49,500	5,216,310

CEB, Inc.	2,856	184,869

Cedar Fair LP	7,610	452,415

Central Plaza Hotel PCL (Thailand)	532,900	647,569

Children’s Place, Inc. (The)	5,492	458,417

Cie Generale des Etablissements Michelin (France)	14,617	1,492,217

CJ E&M Corp. (South Korea) †	16,559	923,806

Clorox Co. (The)	43,200	5,445,792

Coach, Inc.	10,280	412,125

Compass Group PLC (United Kingdom)	47,394	833,029

Continental AG (Germany)	4,371	994,768

Cooper Tire & Rubber Co.	14,807	548,155

Copart, Inc. †	1,800	73,386

Coway Co., Ltd. (South Korea)	11,053	932,681

Criteo SA ADR (France) †	4,900	202,958

Ctrip.com International, Ltd. ADR (China) † S	30,671	1,357,498

Cyfrowy Polsat SA (Poland) †	174,080	1,131,778

Dai Nippon Printing Co., Ltd. (Japan)	228,000	2,025,856

Daimler AG (Registered Shares) (Germany)	4,417	338,629

Dalata Hotel Group PLC (Ireland) †	80,300	406,854

Deluxe Corp.	14,922	932,476

Diamond Resorts International, Inc. †	10,455	254,057

Dillards, Inc. Class A	4,654	395,171

Discovery Communications, Inc. Class A † S	446,472	12,782,493

Dolby Laboratories, Inc. Class A	1,000	43,460

Dollar General Corp.	8,400	719,040

DSW, Inc. Class A	12,106	334,610

Ecolab, Inc.	800	89,216

Ennis, Inc.	13,228	258,607

Entravision Communications Corp. Class A	51,520	383,309

Ethan Allen Interiors, Inc.	16,224	516,248

Express, Inc. †	27,080	579,783

Fiat Chrysler Automobiles NV (Italy)	166,537	1,335,965

Flight Centre Travel Group, Ltd. (Australia) S	25,026	829,311

Fuji Heavy Industries, Ltd. (Japan)	60,500	2,136,812

G&K Services, Inc. Class A	5,842	427,927

G-III Apparel Group, Ltd. †	13,914	680,255

Gartner, Inc. †	1,300	116,155

Global Mediacom Tbk PT (Indonesia)	2,391,000	217,282

Global Payments, Inc.	91,200	5,955,360

GNC Holdings, Inc. Class A	10,246	325,311

Goodyear Tire & Rubber Co. (The)	7,413	244,481

24	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Gray Television, Inc. †	39,581	$463,889

Grupo Comercial Chedraui SA de CV (Mexico)	323,600	1,028,274

Haci Omer Sabanci Holding AS (Turkey)	199,030	687,080

Hino Motors, Ltd. (Japan)	25,300	273,580

Home Depot, Inc. (The)	159,081	21,226,178

Honda Motor Co., Ltd. (Japan)	9,900	271,459

Hyatt Hotels Corp. Class A †	1,500	74,235

ICF International, Inc. †	18,692	642,444

Industria de Diseno Textil SA (Inditex) (Spain)	32,564	1,092,523

Industrivarden AB Class A (Sweden)	80,217	1,494,685

ISS A/S (Denmark)	8,574	343,306

ITV PLC (United Kingdom)	702,977	2,426,212

John Wiley & Sons, Inc. Class A	900	44,001

KAR Auction Services, Inc.	67,000	2,555,380

Kia Motors Corp. (South Korea)	12,166	513,832

Kingfisher PLC (United Kingdom)	415,358	2,241,675

Lagardere SCA (France)	51,295	1,360,496

Landauer, Inc.	11,468	379,247

Lear Corp.	49,200	5,469,564

Liberty Interactive Corp. Class A †	120,100	3,032,525

Liberty Media Corp. Class A †	53,900	2,082,157

Lions Gate Entertainment Corp.	22,024	481,224

Live Nation Entertainment, Inc. †	8,227	183,544

LIXIL Group Corp. (Japan)	5,500	112,155

Lowe’s Cos., Inc.	218,027	16,515,545

Luxottica Group SpA (Italy)	6,746	372,289

Malibu Boats, Inc. Class A †	10,109	165,788

Marcus Corp. (The)	12,977	245,914

Marks & Spencer Group PLC (United Kingdom)	227,292	1,321,337

Marriott Vacations Worldwide Corp.	5,552	374,760

Masco Corp.	206,600	6,497,570

Matahari Department Store Tbk PT (Indonesia)	391,200	541,367

Mazda Motor Corp. (Japan)	65,800	1,021,100

MCBC Holdings, Inc. †	17,583	247,569

Mediaset SpA (Italy)	46,211	190,132

MGM China Holdings, Ltd. (Hong Kong)	169,600	259,297

Modetour Network, Inc. (South Korea)	26,647	701,359

MSG Networks, Inc. Class A †	33,600	580,944

Namco Bandai Holdings, Inc. (Japan)	14,900	324,889

Naspers, Ltd. Class N (South Africa)	20,847	2,900,665

National CineMedia, Inc.	27,483	418,016

News Corp. Class A	151,900	1,939,763

News Corp. Class B	2,400	31,800

Nexstar Broadcasting Group, Inc. Class A	5,217	230,957

Next PLC (United Kingdom)	6,753	522,087

NIKE, Inc. Class B	124,300	7,640,721

Nintendo Co., Ltd. (Japan)	3,900	554,445

Nippon Television Holdings, Inc. (Japan)	16,900	278,851

Dynamic Asset Allocation Growth Fund	25

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Nissan Motor Co., Ltd. (Japan)	97,800	$905,049

O’Reilly Automotive, Inc. †	1,400	383,124

Omnicom Group, Inc.	300	24,969

Oxford Industries, Inc.	4,640	311,947

Panasonic Corp. (Japan)	31,900	292,937

Pandora A/S (Denmark)	2,325	303,188

Penn National Gaming, Inc. †	37,030	618,031

Peugeot SA (France) †	7,369	126,083

PGT, Inc. †	57,992	570,641

Pitney Bowes, Inc.	13,369	287,968

Poya International Co., Ltd. (Taiwan)	51,000	541,946

ProSiebenSat.1 Media SE (Germany)	8,715	447,879

Puregold Price Club, Inc. (Philippines)	831,500	657,327

Quanta Services, Inc. †	134,200	3,027,552

RE/MAX Holdings, Inc. Class A	16,694	572,604

Regal Entertainment Group Class A S	27,487	581,075

Renault SA (France)	3,653	362,480

Scotts Miracle-Gro Co. (The) Class A	14,600	1,062,442

Securitas AB Class B (Sweden)	73,181	1,211,299

ServiceMaster Global Holdings, Inc. †	52,600	1,981,968

Shimamura Co., Ltd. (Japan)	4,700	586,743

Sinclair Broadcast Group, Inc. Class A	11,298	347,414

Sirius XM Holdings, Inc. †	1,385,200	5,471,540

Six Flags Entertainment Corp.	39,400	2,186,306

SJM Holdings, Ltd. (Hong Kong)	459,000	327,800

Smith & Wesson Holding Corp. †	32,153	855,913

Sohgo Security Services Co., Ltd. (Japan)	7,700	417,344

Steven Madden, Ltd. †	10,052	372,326

Stroeer SE & Co. KGaA (Germany)	2,905	182,505

Suzuki Motor Corp. (Japan)	9,100	243,459

TABCORP Holdings, Ltd. (Australia)	69,535	228,133

Taiwan Paiho, Ltd. (Taiwan)	221,000	661,956

Target Corp.	9,200	756,976

Tata Motors, Ltd. (India) †	205,654	1,200,586

Taylor Wimpey PLC (United Kingdom)	255,411	695,273

Thomson Reuters Corp. (Canada)	3,500	141,680

Thor Industries, Inc.	9,800	624,946

Toppan Printing Co., Ltd. (Japan)	111,000	931,041

Toyota Motor Corp. (Japan)	4,900	259,139

TUI AG (Germany)	32,288	498,408

Twenty-First Century Fox, Inc.	14,700	414,540

Valeo SA (France)	6,295	978,801

Vantiv, Inc. Class A †	6,800	366,384

Viacom, Inc. Class B	82,500	3,405,600

Vista Outdoor, Inc. †	3,700	192,067

Visteon Corp.	35,705	2,841,761

Volkswagen AG (Preference) (Germany)	2,574	327,386

Wal-Mart de Mexico SAB de CV (Mexico)	367,632	870,291

26	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Wal-Mart Stores, Inc.	267,100	$18,293,679

Welspun India, Ltd. (India)	464,950	694,731

Wolters Kluwer NV (Netherlands)	32,065	1,277,436

Wolverine World Wide, Inc.	14,595	268,840

World Fuel Services Corp.	18,900	918,162

WPP PLC (United Kingdom)	65,011	1,514,998

Yamaha Motor Co., Ltd. (Japan)	37,000	615,434

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	89,500	307,473

Zee Entertainment Enterprises, Ltd. (India)	128,130	748,687

		227,423,358
Consumer finance (0.6%)
Cardtronics, Inc. †	10,770	387,612

Discover Financial Services	1,100	56,012

Encore Capital Group, Inc. †	7,088	182,445

Federal Agricultural Mortgage Corp. Class C	7,731	291,691

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	298,500	1,310,223

Nelnet, Inc. Class A	12,397	488,070

PennyMac Financial Services, Inc. Class A †	13,548	159,324

PRA Group, Inc. †	6,206	182,394

SLM Corp. †	17,200	109,392

Synchrony Financial †	378,200	10,839,212

Worldpay Group PLC (United Kingdom) †	100,557	395,570

		14,401,945
Consumer staples (6.3%)
Altria Group, Inc.	93,300	5,846,178

Amorepacific Group (South Korea)	8,117	1,039,822

Anheuser-Busch InBev SA/NV (Belgium)	11,481	1,431,239

Anheuser-Busch InBev SA/NV ADR (Belgium)	7,200	897,552

Ashtead Group PLC (United Kingdom)	59,635	735,214

Associated British Foods PLC (United Kingdom)	13,684	655,802

Avon Products, Inc.	20,442	98,326

Barry Callebaut AG (Switzerland)	476	516,282

Bright Horizons Family Solutions, Inc. †	5,239	339,382

Brinker International, Inc.	9,655	443,647

British American Tobacco PLC (United Kingdom)	23,968	1,403,626

Bunge, Ltd.	81,100	4,595,937

Cal-Maine Foods, Inc. S	7,685	398,928

Campbell Soup Co.	83,100	5,300,949

Cheesecake Factory, Inc. (The) S	5,659	300,436

CK Hutchison Holdings, Ltd. (Hong Kong)	8,000	103,850

Coca-Cola Amatil, Ltd. (Australia)	343,605	2,328,372

Coca-Cola Enterprises, Inc.	103,100	5,231,294

Colgate-Palmolive Co.	7,200	508,680

Colruyt SA (Belgium)	1,743	101,544

ConAgra Foods, Inc.	151,900	6,777,778

Constellation Brands, Inc. Class A	4,200	634,578

Coty, Inc. Class A	21,505	598,484

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) † ∆∆ F	20	109,896

Dynamic Asset Allocation Growth Fund	27

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer staples cont.
Dr. Pepper Snapple Group, Inc.	123,500	$11,043,370

Edgewell Personal Care Co.	11,600	934,148

Energizer Holdings, Inc.	26,100	1,057,311

Estee Lauder Cos., Inc. (The) Class A	62,800	5,922,668

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

Fomento Economico Mexicano, SAB de CV ADR (Mexico)	8,300	799,373

Geo Group, Inc. (The) R	40,017	1,387,389

Global Fashion Holding SA (acquired 8/2/13, cost $43,833) (Private)
(Brazil) † ∆∆ F	1,036	28,041

Grand Canyon Education, Inc. †	12,080	516,299

Grape King Bio, Ltd. (Taiwan)	143,000	819,771

Heineken Holding NV (Netherlands)	4,097	318,771

Heineken NV (Netherlands)	10,307	933,327

Henkel AG & Co. KGaA (Preference) (Germany)	9,108	1,003,748

Hormel Foods Corp.	6,400	276,736

Imperial Tobacco Group PLC (United Kingdom)	66,262	3,668,288

Interpark Holdings Corp. (South Korea)	56,464	465,102

ITOCHU Corp. (Japan)	71,400	879,296

ITT Educational Services, Inc. †	6,780	20,950

J Sainsbury PLC (United Kingdom)	200,579	794,157

Japan Tobacco, Inc. (Japan)	23,900	995,966

Jardine Cycle & Carriage, Ltd. (Singapore)	9,300	276,202

John B. Sanfilippo & Son, Inc.	13,619	940,937

Kao Corp. (Japan)	37,600	2,005,534

Kerry Group PLC Class A (Ireland)	16,312	1,519,268

Kforce, Inc.	18,752	367,164

Koninklijke Ahold NV (Netherlands)	105,617	2,370,933

Korn/Ferry International	10,156	287,313

Kroger Co. (The)	174,700	6,682,275

Kwality, Ltd. (India) †	388,092	661,935

LG Household & Health Care, Ltd. (South Korea)	2,393	1,977,427

Liberty Ventures Ser. A †	43,600	1,705,632

Lindt & Spruengli AG (Switzerland)	63	389,460

Match Group, Inc. † S	3,400	37,604

McDonald’s Corp.	6,700	842,056

METRO AG (Germany)	24,637	762,212

Molson Coors Brewing Co. Class B	2,000	192,360

Monster Worldwide, Inc. †	61,888	201,755

Nestle SA (Switzerland)	36,163	2,700,417

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	1

New Oriental Education & Technology Group, Inc. ADR (China)	32,100	1,110,339

Nomad Foods, Ltd. (United Kingdom) †	47,053	423,948

Nutraceutical International Corp. †	6,914	168,356

Omega Protein Corp. †	8,204	138,976

On Assignment, Inc. †	9,213	340,144

28	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Consumer staples cont.
Papa John’s International, Inc.	4,628	$250,791

Paylocity Holding Corp. †	3,919	128,308

PepsiCo, Inc.	141,800	14,531,664

Philip Morris International, Inc.	5,100	500,361

Pinnacle Foods, Inc.	7,931	354,357

Reckitt Benckiser Group PLC (United Kingdom)	16,393	1,583,003

SABMiller PLC (United Kingdom)	6,313	385,797

Sanderson Farms, Inc. S	7,177	647,222

Sao Martinho SA (Brazil)	84,985	1,141,358

Seven & i Holdings Co., Ltd. (Japan)	5,100	217,150

Shiseido Co., Ltd. (Japan)	6,700	149,544

Shutterfly, Inc. †	2,169	100,577

SpartanNash Co.	15,369	465,834

Starbucks Corp.	174,400	10,411,680

Svenska Cellulosa AB SCA Class B (Sweden)	12,567	390,945

Swedish Match AB (Sweden)	50,768	1,719,058

Sysco Corp.	9,000	420,570

Team Health Holdings, Inc. †	3,205	134,001

TrueBlue, Inc. †	8,585	224,498

Uni-President Enterprises Corp. (Taiwan)	219,000	384,461

Unilever NV ADR (Netherlands)	32,184	1,437,502

Unilever PLC (United Kingdom)	18,555	837,856

Vector Group, Ltd.	24,788	566,158

Vina Concha y Toro SA (Chile)	742,589	1,291,411

WH Group, Ltd. 144A (Hong Kong) †	2,540,605	1,840,603

Wolseley PLC (United Kingdom)	6,367	358,521

Woolworths, Ltd. (Australia)	26,503	448,981

X5 Retail Group NV GDR (Russia) †	64,205	1,355,036

		140,642,004
Energy (3.3%)
BP PLC (United Kingdom)	376,690	1,887,316

California Resources Corp.	22,348	23,018

Callon Petroleum Co. †	36,616	324,052

Caltex Australia, Ltd. (Australia)	21,400	558,070

CVR Energy, Inc. S	24,200	631,620

Diamondback Energy, Inc. †	2,095	161,692

EnCana Corp. (Canada)	23,600	143,917

Exxon Mobil Corp.	33,635	2,811,550

Frank’s International NV (Netherlands)	1,800	29,664

Gulfport Energy Corp. †	6,263	177,493

Halliburton Co.	178,500	6,376,020

HollyFrontier Corp.	61,800	2,182,776

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	125

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	125

Northern Oil and Gas, Inc. †	39,446	157,390

Occidental Petroleum Corp.	238,700	16,334,241

OMV AG (Austria)	75,607	2,126,126

Pioneer Natural Resources Co.	1,500	211,110

Dynamic Asset Allocation Growth Fund	29

COMMON STOCKS (64.2%)* cont.	Shares	Value

Energy cont.
Questar Corp.	34,800	$863,040

Repsol YPF SA (Spain)	19,450	218,907

Royal Dutch Shell PLC Class A (United Kingdom)	83,927	2,024,690

Royal Dutch Shell PLC Class A (United Kingdom)	40,745	986,752

Royal Dutch Shell PLC Class B (United Kingdom)	68,125	1,659,223

Schlumberger, Ltd.	261,137	19,258,854

Statoil ASA (Norway)	102,264	1,602,151

Suncor Energy, Inc. (Canada)	32,400	902,335

SunEdison Semiconductor, Ltd. †	11,506	74,559

Tesoro Corp.	23,900	2,055,639

TonenGeneral Sekiyu KK (Japan)	29,000	262,313

Total SA (France)	57,342	2,608,051

Valero Energy Corp.	85,000	5,451,900

Vestas Wind Systems A/S (Denmark)	26,383	1,853,948

Whiting Petroleum Corp. † S	4,640	37,027

Woodside Petroleum, Ltd. (Australia)	39,932	794,633

		74,790,327
Financial (1.3%)
3i Group PLC (United Kingdom)	336,692	2,195,622

Assurant, Inc.	600	46,290

Broadridge Financial Solutions, Inc.	23,300	1,381,923

CoreLogic, Inc. †	27,200	943,840

E.Sun Financial Holding Co., Ltd. (Taiwan)	2,097,000	1,172,819

Eurazeo SA (France)	4,578	309,451

Euronext NV 144A (France)	3,870	160,305

HSBC Holdings PLC (United Kingdom)	501,129	3,105,158

KKR & Co. LP	11,900	174,811

Mitsubishi UFJ Financial Group, Inc. (Japan)	415,200	1,923,913

Mizuho Financial Group, Inc. (Japan)	1,620,200	2,419,971

Morgan Stanley	342,800	8,573,428

Moscow Exchange MICEX-RTS OAO (Russia)	999,797	1,570,875

Natixis SA (France)	48,591	238,399

Onex Corp. (Canada)	2,300	140,187

ORIX Corp. (Japan)	146,300	2,087,029

Shriram Transport Finance Co., Ltd. (India)	78,693	1,132,640

UBS Group AG (Switzerland)	31,273	500,898

UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	33,853	94,855

WageWorks, Inc. †	4,272	216,206

		28,388,620
Health care (8.0%)
AbbVie, Inc.	7,000	399,840

ACADIA Pharmaceuticals, Inc. †	10,252	286,646

Accuray, Inc. † S	22,576	130,489

AIN Holdings, Inc. (Japan)	8,500	435,781

Akorn, Inc. †	6,099	143,509

Alfresa Holdings Corp. (Japan)	21,900	420,117

Allergan PLC †	1,530	410,086

AMAG Pharmaceuticals, Inc. †	38,072	890,885

AmerisourceBergen Corp.	146,100	12,644,955

30	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Health care cont.
Amgen, Inc.	113,300	$16,987,069

AmSurg Corp. †	7,587	565,990

Anacor Pharmaceuticals, Inc. †	1,843	98,508

Anthem, Inc.	87,700	12,189,423

Applied Genetic Technologies Corp. †	10,186	142,400

Aralez Pharmaceuticals, Inc. (Canada) † S	59,310	210,551

Ardelyx, Inc. †	20,367	158,252

ARIAD Pharmaceuticals, Inc. †	20,796	132,886

Asaleo Care, Ltd. (Australia)	66,905	93,341

Astellas Pharma, Inc. (Japan)	195,200	2,595,556

AstraZeneca PLC (United Kingdom)	49,762	2,778,585

AtriCure, Inc. †	9,997	168,250

Aurobindo Pharma, Ltd. (India)	195,469	2,198,722

Bayer AG (Germany)	2,942	345,755

Bio-Rad Laboratories, Inc. Class A †	400	54,688

Biospecifics Technologies Corp. †	4,433	154,357

Bruker Corp.	33,500	938,000

C.R. Bard, Inc.	32,800	6,647,576

Cardinal Health, Inc.	74,400	6,097,080

Cardiome Pharma Corp. (Canada) †	83,827	342,852

Catalent, Inc. †	7,202	192,077

Celgene Corp. †	2,000	200,180

Centene Corp. †	8,553	526,598

Charles River Laboratories International, Inc. †	33,190	2,520,449

Chemed Corp.	8,192	1,109,606

Clinigen Group PLC (United Kingdom)	29,530	247,598

Conmed Corp.	8,248	345,921

DaVita HealthCare Partners, Inc. †	4,100	300,858

Depomed, Inc. †	6,344	88,372

DexCom, Inc. †	5,553	377,104

Dynavax Technologies Corp. †	14,333	275,767

Eagle Pharmaceuticals, Inc. † S	2,928	118,584

Emergent BioSolutions, Inc. †	13,554	492,688

Entellus Medical, Inc. † S	6,013	109,376

FivePrime Therapeutics, Inc. †	6,621	269,011

Gilead Sciences, Inc.	192,300	17,664,678

GlaxoSmithKline PLC (United Kingdom)	152,225	3,084,468

Globus Medical, Inc. Class A †	10,176	241,680

Greatbatch, Inc. †	16,498	587,989

Grifols SA (Spain)	13,764	305,587

Grifols SA ADR (Spain)	21,810	337,401

Halozyme Therapeutics, Inc. † S	10,502	99,454

HealthSouth Corp.	13,434	505,521

Hikma Pharmaceuticals PLC (United Kingdom)	24,906	707,877

Hologic, Inc. †	89,100	3,073,950

Hua Han Health Industry Holdings, Ltd. (China) S	4,592,000	497,242

Hypermarcas SA (Brazil) †	81,950	640,895

ICU Medical, Inc. †	9,200	957,720

Dynamic Asset Allocation Growth Fund	31

COMMON STOCKS (64.2%)* cont.	Shares	Value

Health care cont.
Immune Design Corp. † S	6,706	$87,178

Impax Laboratories, Inc. †	2,906	93,050

INC Research Holdings, Inc. Class A †	5,669	233,619

Incyte Corp. †	73,100	5,297,557

Inotek Pharmaceuticals Corp. † S	9,786	72,416

Insulet Corp. †	7,314	242,532

Insys Therapeutics, Inc. † S	9,207	147,220

Ionis Pharmaceuticals, Inc. †	2,542	102,951

Jazz Pharmaceuticals PLC †	11,135	1,453,674

Johnson & Johnson	11,000	1,190,200

Kindred Healthcare, Inc.	13,490	166,602

Lannett Co., Inc. † S	17,153	307,553

Ligand Pharmaceuticals, Inc. †	1,937	207,433

McKesson Corp.	40,400	6,352,900

Medicines Co. (The) † S	3,150	100,076

Mediclinic International PLC (South Africa) †	56,101	721,072

Medipal Holdings Corp. (Japan)	103,800	1,643,535

Medivation, Inc. †	3,400	149,078

MEDNAX, Inc. †	1,500	96,930

Merck & Co., Inc.	6,100	322,751

Merck Finanz SARL (Germany)	8,125	677,458

Merrimack Pharmaceuticals, Inc. † S	24,394	204,178

MiMedx Group, Inc. †	21,978	192,088

Molina Healthcare, Inc. †	1,496	96,477

Myriad Genetics, Inc. † S	4,253	159,190

Neurocrine Biosciences, Inc. †	9,926	392,573

Novartis AG (Switzerland)	52,516	3,793,513

Novavax, Inc. † S	11,835	61,069

Novo Nordisk A/S Class B (Denmark)	16,603	896,436

Nuvectra Corp. †	5,499	29,750

Omega Healthcare Investors, Inc. R S	17,709	625,128

OncoMed Pharmaceuticals, Inc. †	4,894	49,478

Ophthotech Corp. †	5,424	229,272

OraSure Technologies, Inc. †	64,524	466,509

Pacira Pharmaceuticals, Inc. †	5,190	274,966

PerkinElmer, Inc.	2,600	128,596

Pfizer, Inc.	696,181	20,634,805

PharMerica Corp. †	11,833	261,628

Portola Pharmaceuticals, Inc. †	3,028	61,771

Prestige Brands Holdings, Inc. †	6,458	344,793

Prothena Corp. PLC (Ireland) † S	10,120	416,539

Providence Service Corp. (The) †	7,846	400,695

RadNet, Inc. †	31,661	152,923

Repligen Corp. †	7,214	193,479

Richter Gedeon Nyrt (Hungary)	66,421	1,321,421

Roche Holding AG (Switzerland)	14,126	3,466,287

Rockwell Medical, Inc. † S	28,594	214,741

Sage Therapeutics, Inc. †	2,489	79,797

32	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Health care cont.
Sanofi (France)	52,215	$4,199,362

Select Medical Holdings Corp. †	34,976	413,067

Shionogi & Co., Ltd. (Japan)	9,400	442,417

Shire PLC (United Kingdom)	20,628	1,181,744

Spectranetics Corp. (The) † S	10,592	153,796

STAAR Surgical Co. †	17,513	129,421

STADA Arzneimittel AG (Germany)	6,277	248,083

STERIS PLC (United Kingdom)	2,979	211,658

Sucampo Pharmaceuticals, Inc. Class A †	17,459	190,827

Supernus Pharmaceuticals, Inc. †	14,720	224,480

Surgical Care Affiliates, Inc. †	14,560	673,837

Suzuken Co., Ltd. (Japan)	33,100	1,124,950

TESARO, Inc. † S	8,539	375,972

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	16,660	891,477

Thermo Fisher Scientific, Inc.	5,000	707,950

Tokai Pharmaceuticals, Inc. † S	6,141	34,451

TransEnterix, Inc. † S	48,687	206,920

Trevena, Inc. †	13,230	109,412

Triple-S Management Corp. Class B (Puerto Rico) †	9,156	227,618

uniQure NV (Netherlands) †	6,572	78,075

Waters Corp. †	1,200	158,304

WellCare Health Plans, Inc. †	2,115	196,166

West Pharmaceutical Services, Inc.	10,970	760,440

Zeltiq Aesthetics, Inc. † S	10,832	294,197

Zoetis, Inc.	130,800	5,798,364

		178,387,675
Insurance (2.8%)
Admiral Group PLC (United Kingdom)	13,840	393,035

Ageas (Belgium)	17,330	687,583

AIA Group, Ltd. (Hong Kong)	430,800	2,440,738

Allianz SE (Germany)	20,357	3,309,280

Allied World Assurance Co. Holdings AG	41,676	1,456,159

Allstate Corp. (The)	125,000	8,421,250

American Equity Investment Life Holding Co.	32,127	539,734

American Financial Group, Inc.	16,000	1,125,920

Amtrust Financial Services, Inc.	22,416	580,126

Anicom Holdings, Inc. (Japan) †	7,400	203,172

Aspen Insurance Holdings, Ltd.	17,900	853,830

AXA SA (France)	84,824	1,994,198

Baloise Holding AG (Switzerland)	277	35,093

BB Seguridade Participacoes SA (Brazil)	58,500	483,209

Cathay Financial Holding Co., Ltd. (Taiwan)	839,000	1,004,954

Challenger, Ltd. (Australia)	87,107	560,216

Chubb, Ltd.	2,796	333,143

CNO Financial Group, Inc.	21,389	383,291

CNP Assurances (France)	65,863	1,024,581

Delta Lloyd NV (Netherlands) S	34,132	158,447

Dongbu Insurance Co., Ltd. (South Korea)	19,323	1,282,455

Dynamic Asset Allocation Growth Fund	33

COMMON STOCKS (64.2%)* cont.	Shares	Value

Insurance cont.
Employers Holdings, Inc.	25,984	$731,190

Endurance Specialty Holdings, Ltd.	1,100	71,874

Essent Group, Ltd. †	11,925	248,040

Everest Re Group, Ltd.	600	118,458

Federated National Holding Co.	26,050	512,143

Genworth Financial, Inc. Class A †	39,864	108,829

HCI Group, Inc. S	11,339	377,589

Heritage Insurance Holdings, Inc.	32,748	522,986

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	41,537	1,205,866

Lincoln National Corp.	103,800	4,068,960

Maiden Holdings, Ltd. (Bermuda)	18,296	236,750

Medibank Private, Ltd. (Australia)	156,383	351,235

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	15,787	3,210,652

NN Group NV (Netherlands)	39,183	1,278,358

ProAssurance Corp.	1,000	50,600

Prudential Financial, Inc.	146,300	10,565,786

Prudential PLC (United Kingdom)	64,317	1,192,906

Reinsurance Group of America, Inc.	14,400	1,386,000

RenaissanceRe Holdings, Ltd.	1,000	119,830

SCOR SE (France)	8,563	303,733

St James’s Place PLC (United Kingdom)	17,695	232,008

Swiss Life Holding AG (Switzerland)	4,069	1,081,018

Swiss Re AG (Switzerland)	36,147	3,329,658

United Insurance Holdings Corp.	37,055	711,827

Validus Holdings, Ltd.	2,300	108,537

Voya Financial, Inc.	108,000	3,215,160

XL Group PLC	11,700	430,560

		63,040,967
Investment banking/Brokerage (0.6%)
Ameriprise Financial, Inc.	50,500	4,747,505

Daiwa Securities Group, Inc. (Japan)	43,000	264,507

E*Trade Financial Corp. †	171,400	4,197,586

Investor AB Class B (Sweden)	72,666	2,570,045

Lazard, Ltd. Class A	11,176	433,629

Nomura Holdings, Inc. (Japan)	132,600	592,514

Oppenheimer Holdings, Inc. Class A	10,991	173,438

		12,979,224
Real estate (2.5%)
AG Mortgage Investment Trust, Inc. R	5,030	65,742

Agree Realty Corp. R	8,501	327,033

American Capital Agency Corp. R	178,300	3,321,729

Annaly Capital Management, Inc. R	356,100	3,653,586

Apollo Commercial Real Estate Finance, Inc. R	13,040	212,552

Arbor Realty Trust, Inc. R	50,369	340,998

Arlington Asset Investment Corp. Class A	5,785	72,486

ARMOUR Residential REIT, Inc. R	3,369	72,535

Ashford Hospitality Trust, Inc. R	31,783	202,776

AvalonBay Communities, Inc. R	2,600	494,520

34	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Real estate cont.
Brandywine Realty Trust R	19,320	$271,060

Care Capital Properties, Inc. R	1,900	50,996

CBL & Associates Properties, Inc. R	11,395	135,601

CBRE Group, Inc. Class A †	175,700	5,063,674

Chimera Investment Corp. R	100,200	1,361,718

Communications Sales & Leasing, Inc. R	31,062	691,130

Community Healthcare Trust, Inc. R	14,016	259,156

CYS Investments, Inc. R	16,338	132,991

Dexus Property Group (Australia) R	236,279	1,438,091

Emaar Properties PJSC (United Arab Emirates)	735,106	1,205,270

EPR Properties R	4,737	315,579

Equity Commonwealth †R	2,100	59,262

Equity Lifestyle Properties, Inc. R	12,600	916,398

First Industrial Realty Trust R	10,197	231,880

Four Corners Property Trust, Inc. R	3,000	53,850

Foxtons Group PLC (United Kingdom)	93,827	219,151

General Growth Properties R	121,000	3,597,330

GPT Group (Australia) R	131,920	505,617

Hang Lung Group, Ltd. (Hong Kong)	57,000	163,490

Hersha Hospitality Trust R	8,708	185,829

Hibernia REIT PLC (Ireland) R	518,593	765,949

Invesco Mortgage Capital, Inc. R	8,262	100,631

Investors Real Estate Trust R S	22,990	166,907

Japan Hotel REIT Investment Corp (Japan) R	917	807,452

Jones Lang LaSalle, Inc.	26,600	3,120,712

Kawasan Industri Jababeka Tbk PT (Indonesia)	43,678,594	856,443

Kennedy-Wilson Holdings, Inc.	16,162	353,948

Kerry Properties, Ltd. (Hong Kong)	259,500	712,531

Lend Lease Group (Australia)	20,639	219,435

Lexington Realty Trust R	45,557	391,790

LTC Properties, Inc. R	12,027	544,101

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	1,020,140	1,378,715

Megaworld Corp. (Philippines)	10,952,000	987,095

MFA Financial, Inc. R	191,812	1,313,912

Mitsubishi Estate Co., Ltd. (Japan)	10,000	185,748

Mitsui Fudosan Co., Ltd. (Japan)	11,000	274,450

National Health Investors, Inc. R	11,146	741,432

New World Development Co., Ltd. (Hong Kong)	1,084,000	1,032,667

Nomura Real Estate Holdings, Inc. (Japan)	12,000	221,778

One Liberty Properties, Inc. R	11,133	249,491

Persimmon PLC (United Kingdom)	44,982	1,342,528

Post Properties, Inc. R	4,010	239,557

Public Storage R	700	193,081

Ramco-Gershenson Properties Trust R	13,335	240,430

Realogy Holdings Corp. †	82,500	2,979,075

Regus PLC (United Kingdom)	95,997	434,789

Sekisui Chemical Co., Ltd. (Japan)	17,500	215,514

Select Income REIT R	8,419	194,058

Dynamic Asset Allocation Growth Fund	35

COMMON STOCKS (64.2%)* cont.	Shares	Value

Real estate cont.
Simon Property Group, Inc. R	9,400	$1,952,286

Sovran Self Storage, Inc. R	1,582	186,597

Starwood Property Trust, Inc. R	121,500	2,299,995

Stockland (Units) (Australia) R	100,281	328,237

Sumitomo Realty & Development Co., Ltd. (Japan)	6,000	175,610

Sumitomo Warehouse Co., Ltd. (The) (Japan)	80,000	407,304

Summit Hotel Properties, Inc. R	29,076	348,040

Sun Hung Kai Properties, Ltd. (Hong Kong)	19,000	232,315

Surya Semesta Internusa Tbk PT (Indonesia)	13,420,800	728,731

Two Harbors Investment Corp. R	134,600	1,068,724

Universal Health Realty Income Trust R	2,817	158,456

Wharf Holdings, Ltd./The (Hong Kong)	38,000	207,700

Wheelock and Co., Ltd. (Hong Kong)	365,000	1,630,357

		55,610,601
Technology (10.6%)
A10 Networks, Inc. †	22,755	134,710

Accenture PLC Class A	5,700	657,780

Advanced Energy Industries, Inc. †	26,311	915,360

Agilent Technologies, Inc.	138,200	5,507,270

Alibaba Group Holding, Ltd. ADR (China) † S	43,763	3,458,590

Alphabet, Inc. Class A †	22,736	17,345,294

Amadeus IT Holding SA Class A (Spain)	18,185	777,214

Ambarella, Inc. †	3,872	173,078

Amdocs, Ltd.	81,900	4,948,398

Apigee Corp. †	19,570	162,627

Apple, Inc.	378,868	41,292,823

Aspen Technology, Inc. †	6,370	230,148

AtoS SE (France)	15,922	1,293,943

AVG Technologies NV (Netherlands) †	16,665	345,799

Blackbaud, Inc.	5,607	352,624

Brocade Communications Systems, Inc.	171,700	1,816,586

Brother Industries, Ltd. (Japan)	67,700	778,389

CACI International, Inc. Class A †	2,635	281,155

Casetek Holdings, Ltd. (Taiwan)	354,000	1,924,870

Cavium, Inc. †	4,913	300,479

CEVA, Inc. †	16,825	378,563

Ciena Corp. †	8,397	159,711

Cirrus Logic, Inc. †	14,050	511,561

Cisco Systems, Inc.	137,100	3,903,237

CompuGroup Medical SE (Germany)	9,436	398,628

Computer Sciences Corp.	126,102	4,336,648

CSG Systems International, Inc.	16,003	722,695

CSRA, Inc.	17,900	481,510

Cypress Semiconductor Corp. †	62,016	537,059

DSP Group, Inc. †	38,801	353,865

DST Systems, Inc.	2,600	293,202

eBay, Inc. †	543,900	12,977,454

EnerSys	11,993	668,250

36	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Technology cont.
Facebook, Inc. Class A †	1,500	$171,150

Fidelity National Information Services, Inc.	2,300	145,613

Fiserv, Inc. †	3,900	400,062

Fujitsu, Ltd. (Japan)	74,000	273,921

GenMark Diagnostics, Inc. †	21,788	114,823

Genpact, Ltd. †	2,900	78,851

Gentex Corp.	2,000	31,380

Gigamon, Inc. †	3,811	118,217

GungHo Online Entertainment, Inc. (Japan) S	286,800	807,816

HCL Technologies, Ltd. (India)	59,341	729,503

Hollysys Automation Technologies, Ltd. (China) † S	29,204	614,744

Honeywell International, Inc.	300	33,615

Hoya Corp. (Japan)	44,200	1,681,285

Iliad SA (France)	639	164,172

Imprivata, Inc. †	19,736	249,266

inContact, Inc. †	30,760	273,456

Infineon Technologies AG (Germany)	3,268	46,481

Infinera Corp. †	9,931	159,492

Ingram Micro, Inc. Class A	45,400	1,630,314

Integrated Device Technology, Inc. †	6,376	130,325

Intersil Corp. Class A	20,992	280,663

IntraLinks Holdings, Inc. †	13,448	105,970

Intuit, Inc.	77,300	8,039,973

Ixia †	26,950	335,797

Jabil Circuit, Inc.	16,999	327,571

Jenoptik AG (Germany)	14,755	235,755

L-3 Communications Holdings, Inc.	69,809	8,272,367

Lattice Semiconductor Corp. †	91,707	520,896

Leidos Holdings, Inc. S	89,900	4,523,768

Lenovo Group, Ltd. (China)	260,000	202,440

Lexmark International, Inc. Class A	5,376	179,720

Manhattan Associates, Inc. †	4,618	262,626

Maxim Integrated Products, Inc.	156,400	5,752,392

MAXIMUS, Inc.	3,912	205,928

Mellanox Technologies, Ltd. (Israel) †	7,253	394,055

Mentor Graphics Corp.	27,850	566,191

Microsemi Corp. †	6,752	258,669

Microsoft Corp.	600,709	33,177,158

Mixi, Inc. (Japan)	10,300	382,549

MKS Instruments, Inc.	12,149	457,410

MobileIron, Inc. †	32,910	148,753

Monolithic Power Systems, Inc.	4,303	273,843

MTS Systems Corp.	2,627	159,853

Murata Manufacturing Co., Ltd. (Japan)	9,700	1,169,568

NCR Corp. †	26,148	782,610

NCSoft Corp. (South Korea)	3,388	751,013

NEC Corp. (Japan)	119,000	299,231

Netscout Systems, Inc. †	2,328	53,474

Dynamic Asset Allocation Growth Fund	37

COMMON STOCKS (64.2%)* cont.	Shares	Value

Technology cont.
Nexon Co., Ltd. (Japan)	33,800	$576,322

Nokia OYJ (Finland) †	117,662	695,633

Nuance Communications, Inc. †	92,300	1,725,087

NVIDIA Corp. S	252,800	9,007,264

ON Semiconductor Corp. †	48,222	462,449

Otsuka Corp. (Japan)	5,500	290,284

Paychex, Inc.	10,300	556,303

PChome Online, Inc. (Taiwan)	52,000	572,769

Perficient, Inc. †	16,293	353,884

Plantronics, Inc.	9,330	365,643

Plexus Corp. †	12,510	494,395

Power Integrations, Inc.	4,561	226,499

Proofpoint, Inc. †	6,797	365,543

QAD, Inc. Class A	12,446	264,478

QLogic Corp. †	57,296	770,058

RIB Software AG (Germany) S	21,346	220,826

Rovi Corp. †	13,335	273,501

Samsung Electronics Co., Ltd. (South Korea)	4,153	4,764,547

Sanmina Corp. †	11,964	279,718

Sartorius AG (Preference) (Germany)	965	245,846

Seiko Epson Corp. (Japan)	12,100	195,458

Semtech Corp. †	6,801	149,554

Silicon Laboratories, Inc. †	2,497	112,265

SK Hynix, Inc. (South Korea)	42,601	1,048,634

Skyworks Solutions, Inc.	4,200	327,180

Skyworth Digital Holdings, Ltd. (China)	2,062,275	1,276,070

SoftBank Corp. (Japan)	8,400	400,501

Synaptics, Inc. †	3,659	291,769

Synchronoss Technologies, Inc. †	4,406	142,490

SYNNEX Corp.	5,228	484,061

Synopsys, Inc. †	2,900	140,476

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,072,350	5,397,735

Tech Data Corp. †	3,314	254,416

Techtronic Industries Co., Ltd. (Hong Kong)	135,000	533,397

Tencent Holdings, Ltd. (China)	238,200	4,863,888

Teradyne, Inc. S	156,200	3,372,358

Tessera Technologies, Inc.	15,304	474,424

Tyler Technologies, Inc. †	2,321	298,504

Veeva Systems, Inc. Class A † S	9,437	236,302

VeriFone Systems, Inc. †	7,541	212,958

Verint Systems, Inc. †	5,899	196,909

Wasion Group Holdings, Ltd. (China)	874,000	461,936

Web.com Group, Inc. †	27,862	552,225

Woodward, Inc.	13,722	713,818

Xerox Corp.	569,300	6,353,388

Xilinx, Inc.	2,900	137,547

Yahoo Japan Corp. (Japan)	99,400	423,054

Yandex NV Class A (Russia) †	47,300	724,636

		236,681,251

38	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (64.2%)* cont.	Shares	Value

Transportation (1.8%)
Aegean Marine Petroleum Network, Inc. (Greece) S	40,339	$305,366

Aena SA (Spain) †	2,304	296,366

Allegiant Travel Co.	2,111	375,885

ANA Holdings, Inc. (Japan)	326,000	918,518

AP Moeller — Maersk A/S (Denmark)	1,131	1,475,757

Aurizon Holdings, Ltd. (Australia)	119,969	364,171

Central Japan Railway Co. (Japan)	8,800	1,556,391

Delta Air Lines, Inc. S	266,977	12,996,440

Deutsche Post AG (Germany)	29,889	830,106

DHT Holdings, Inc. (Bermuda)	26,228	151,073

easyJet PLC (United Kingdom)	9,723	211,462

Grupo Aeroportuario del Pacifico SAB de CV (Mexico)	61,200	544,763

International Consolidated Airlines Group SA (Spain)	113,106	899,645

International Consolidated Airlines Group SA (Spain)	47,488	375,845

Japan Airlines Co., Ltd. (Japan)	22,100	809,420

Matson, Inc.	4,277	171,807

Qantas Airways, Ltd. (Australia)	400,810	1,250,471

Royal Mail PLC (United Kingdom)	186,299	1,280,846

Ryanair Holdings PLC ADR (Ireland)	12,289	1,054,642

Scorpio Tankers, Inc.	35,820	208,831

Singapore Airlines, Ltd. (Singapore)	33,300	282,143

TAV Havalimanlari Holding AS (Turkey)	73,748	439,357

Turk Hava Yollari AO (Turkey) †	164,389	454,052

United Parcel Service, Inc. Class B	104,600	11,032,162

Universal Truckload Services, Inc.	1,233	20,308

Wabtec Corp.	4,667	370,046

XPO Logistics, Inc. † S	5,904	181,253

Yangzijiang Shipbuilding Holdings, Ltd. (China)	2,323,600	1,689,452

		40,546,578
Utilities and power (2.1%)
AES Corp.	134,500	1,587,100

American Electric Power Co., Inc.	11,500	763,600

American Water Works Co., Inc.	1,700	117,181

Centrica PLC (United Kingdom)	260,984	850,026

China Resources Power Holdings Co., Ltd. (China)	367	686

China Water Affairs Group, Ltd. (China)	2,638,000	1,084,806

CLP Holdings, Ltd. (Hong Kong)	25,000	226,076

Concord New Energy Group, Ltd. (China)	15,540,000	841,370

E.ON SE (Germany)	96,595	927,055

Electric Power Development Co., Ltd. (Japan)	13,300	415,385

Endesa SA (Spain)	75,485	1,445,492

Enel SpA (Italy)	253,288	1,121,051

ENI SpA (Italy)	63,096	953,709

Entergy Corp.	164,124	13,011,751

Iberdrola SA (Spain)	454,071	3,021,754

Korea Electric Power Corp. (South Korea)	26,230	1,380,768

Pampa Energia SA ADR (Argentina) †	26,879	576,286

PG&E Corp.	6,700	400,124

Dynamic Asset Allocation Growth Fund	39

COMMON STOCKS (64.2%)* cont.	Shares	Value

Utilities and power cont.
Power Grid Corp. of India, Ltd. (India)	536,545	$1,127,010

PPL Corp.	189,300	7,206,651

RWE AG (Germany)	71,961	930,566

Southern Co. (The)	13,300	688,009

SSE PLC (United Kingdom)	13,262	283,199

Talen Energy Corp. †	27,703	249,327

Tenaga Nasional Bhd (Malaysia)	217,900	778,553

Tokyo Electric Power Co., Inc. (Japan) †	88,500	486,752

UGI Corp.	145,250	5,852,123

Vectren Corp.	14,400	728,064

Veolia Environnement SA (France)	38,766	933,029

		47,987,503

Total common stocks (cost $1,354,867,493)		$1,439,434,987

CORPORATE BONDS AND NOTES (11.0%)*	Principal amount	Value

Basic materials (0.9%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$265,000	$261,025

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	215,000	207,736

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	70,000	69,125

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	33,400

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	843,000	942,053

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	95,000	88,350

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	695,000	751,786

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	295,000	312,700

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	260,000	297,050

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	294,000	291,060

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	420,000	423,150

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	210,000	223,650

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	550,000	519,695

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	48,000	44,385

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	60,000	56,451

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	57,000	64,885

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	70,000	56,000

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	100,000	81,500

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	375,000	363,750

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	410,000	361,825

40	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	$88,000	$82,060

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	189,751

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3 1/2s, 2024	495,000	509,210

E.I. du Pont de Nemours & Co. sr. unsec. notes 3 5/8s, 2021	265,000	281,628

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	140,000	141,862

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	430,000	292,400

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	390,000	423,150

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	719,000	597,130

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	486,000	381,206

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	822,000	731,580

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	285,000	302,456

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	205,000	215,250

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2024	120,000	123,300

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	345,000	246,675

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	249,000	246,510

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	40,000	38,800

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	208,000	199,680

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	420,000	373,800

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	248,000	213,280

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10 1/2s, 2023	275,000	259,188

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	189,000	196,324

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	160,761

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	130,000	116,136

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	175,000	174,344

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	180,000	145,396

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	17,680

Monsanto Company sr. unsec. sub. notes 5 1/2s, 2025	405,000	464,422

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	14,593

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,200

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	90,000	85,950

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	65,000	55,088

Dynamic Asset Allocation Growth Fund	41

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Basic materials cont.
Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	$380,000	$369,075

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	490,000	494,557

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	70,000	71,190

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	152,358

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027	30,000	27,750

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	115,000	105,800

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	265,000	264,868

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	100,000	93,500

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	885,000	879,309

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)	10,000	10,366

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	150,000	158,625

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2020	112,000	126,560

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	145,000	153,156

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2024	55,000	57,063

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2022	50,000	52,000

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	50,000	52,438

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	125,000	139,063

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	393,000	404,790

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	190,000	192,375

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	17,000	17,043

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	30,000	30,300

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	350,000	207,375

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	180,000	175,725

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	28,000	29,260

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	250,000	260,000

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	238,000	218,365

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	395,000	508,818

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	198,000	246,830

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	210,000	219,326

42	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Basic materials cont.
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	$355,000	$433,618

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	415,000	432,638

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	85,000	88,400

		19,407,927
Capital goods (0.5%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	666,000	679,253

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	174,000	190,530

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	210,000	201,863

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	205,000	203,463

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	110,000	112,888

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	240,000	241,200

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	75,000	71,625

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	76,000	78,280

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	225,000	226,688

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	80,000	83,850

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	116,239

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	270,000	234,225

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	305,000	331,688

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	885,000	949,554

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	100,000	106,750

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	240,151

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	590,000	620,975

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	115,000	113,563

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	355,000	303,081

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	150,000	150,516

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	100,000	101,413

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	80,000	84,000

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	355,000	353,225

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	595,000	801,848

Manitowoc Foodservice, Inc. 144A sr. unsec. notes 9 1/2s, 2024	370,000	403,300

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	265,000	227,238

Dynamic Asset Allocation Growth Fund	43

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Capital goods cont.
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	$113,000	$122,337

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	112,000	119,542

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	315,000	315,394

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023	350,000	336,000

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	350,000	352,625

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	145,000	147,538

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	75,858

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	120,000	124,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	100,000	102,500

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	394,000	404,835

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	542,000	524,385

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	39,000	40,853

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	454,000	450,459

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	140,854

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	250,000	248,750

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	415,000	423,300

		11,157,136
Communication services (1.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	165,311

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	200,832

American Tower Corp. sr. unsec. notes 4s, 2025 R	505,000	520,973

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	475,000	528,916

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	392,000	382,379

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	393,000	393,921

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	889,722

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	367,000	388,103

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	56,000	54,320

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	104,000	108,224

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	156,000	158,340

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022	115,000	121,038

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	161,000	165,830

44	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024	$350,000	$365,750

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	567,000	630,916

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	283,000	298,513

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026	210,000	217,350

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	154,000	149,765

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	34,000	34,442

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	210,000	195,825

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	210,000	195,300

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	890,000	928,563

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	393,000	551,875

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	35,000	47,045

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	185,000	245,247

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	1,172,000	1,264,295

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	166,000	177,205

Crown Castle International Corp. sr. unsec. unsub. bonds
4.45s, 2026 R	20,000	20,795

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	113,000	100,711

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	326,000	334,150

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8 3/4s, 2030 (Netherlands)	195,000	292,347

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	174,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	220,000	201,850

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	20,000	18,488

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	42,000	36,960

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	245,000	246,225

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	315,000	322,875

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	70,000	72,713

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	121,000	76,835

Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2022 (Bermuda)	158,000	84,530

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	38,000	11,305

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)	58,000	17,328

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	120,091

Dynamic Asset Allocation Growth Fund	45

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	$60,000	$61,950

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	161,000	168,648

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	150,000	152,327

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	180,000	182,250

Numericable-SFR SA 144A company guaranty sr. notes 6s,
2022 (France)	400,000	390,000

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	143,687

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	52,000	53,820

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	92,957

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	166,000	227,643

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	675,000	492,750

Sprint Communications, Inc. sr. unsec. notes 7s, 2020	87,000	68,948

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	157,000	155,234

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	234,000	245,115

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023	418,000	319,682

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	589,000	449,849

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	557,000	584,850

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025	90,000	92,138

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	174,000	182,700

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023	60,000	61,275

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	10,000	10,425

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	62,000	64,790

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	59,000	60,180

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	280,000	289,100

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	276,056

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	512,500

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	327,000	357,259

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	120,000	152,401

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	237,000	268,521

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	618,000	635,884

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	60,000	73,800

46	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	$2,009,000	$2,012,417

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	335,000	338,667

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	267,000	302,558

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	367,000	378,010

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	1,532,000	1,528,582

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	335,000	308,200

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	309,000	309,000

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	212,000	172,913

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	421,000	308,383

		23,996,672
Conglomerates (—%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	357,000	485,662

General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	320,000	329,600

		815,262
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,225,000	1,617,344

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	872,462

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	101,000	103,778

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	110,000	112,475

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	235,000	244,106

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	330,000	297,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	551,000	596,632

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	460,000	389,034

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	213,000	173,595

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	158,000	67,545

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	125,000	133,125

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6 3/8s, 2026	80,000	83,000

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	245,000	233,975

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	367,000	324,336

Dynamic Asset Allocation Growth Fund	47

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	$286,000	$306,735

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	80,000	84,200

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	930,000	1,254,109

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	123,000	127,305

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	118,000	122,278

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	119,000	121,826

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	26,063

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	70,000	70,592

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	233,000	213,195

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	560,000	557,200

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019	32,000	12,160

Dana Holding Corp. sr. unsec. notes 6s, 2023	24,000	23,640

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	400,000	403,706

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	65,000	68,900

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020	45,000	47,081

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023	210,000	217,350

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019	156,000	161,850

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	395,000	440,497

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026	565,000	565,991

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (Italy)	250,000	248,625

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	146,000	170,214

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	465,000	659,362

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	515,000	670,963

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	268,395

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8 1/8s, 2020	480,000	569,089

General Motors Co. sr. unsec. notes 6 1/4s, 2043	110,000	117,485

General Motors Co. sr. unsec. notes 5.2s, 2045	35,000	32,903

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046	490,000	557,016

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	241,000	245,011

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	222,000	223,969

48	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		$137,000	$135,602

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		55,000	53,417

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022		485,000	476,207

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		115,000	67,850

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020		179,000	186,160

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018		281,000	288,728

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		196,000	206,780

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	227,000	175,657

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)		$460,000	507,788

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022		410,000	424,118

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	99,876

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		421,000	454,887

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		463,000	456,055

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85s, 2026		395,000	412,167

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	49,019

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		169,000	125,060

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		155,000	159,650

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		75,000	77,063

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020		400,000	388,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		120,000	96,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		265,000	243,800

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95s, 2064		250,000	226,278

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		138,000	154,905

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022		73,000	79,388

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022		115,000	121,038

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024		85,000	88,638

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025		35,000	36,269

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024		295,000	306,800

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019		80,000	82,600

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		356,000	356,890

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021		155,000	156,938

Dynamic Asset Allocation Growth Fund	49

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	$130,000	$131,625

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	208,000	223,595

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	14,000	15,839

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	175,000	182,875

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	305,000	274,500

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	240,000	262,294

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	225,000	243,450

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	45,000	46,125

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	164,938

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	165,000	176,963

Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	50,000	51,625

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	222,000	165,945

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	180,000	163,800

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	355,000	273,570

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	120,000	103,200

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	275,000	285,313

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	128,000	155,586

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	345,000	357,938

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85s, 2023	55,000	57,407

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55s, 2026	185,000	190,333

Omnicom Group, Inc. company guaranty sr. unsec. unsub.
notes 3.6s, 2026	690,000	706,806

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	120,000	125,100

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	155,000	161,588

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	227,000	225,865

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	172,000	175,440

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	135,000	133,988

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	390,000	400,023

50	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	$293,000	$331,823

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	490,000	504,088

QVC, Inc. company guaranty sr. notes 4.85s, 2024	200,000	198,816

QVC, Inc. company guaranty sr. sub. notes 4.45s, 2025	110,000	106,283

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	95,000	98,088

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	310,000	314,650

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	271,000	280,485

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	125,000	128,750

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	207,000	214,504

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	165,000	169,331

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	50,000	42,250

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	765,000	619,650

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	50,000	30,000

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	140,000	142,800

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	118,000	124,490

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	350,000	360,938

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	130,000	130,650

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	157,000	164,458

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	277,000	284,618

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	110,000	116,875

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	6,000	6,480

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	11,000	11,583

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	85,000	90,738

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024	340,000	345,100

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	30,000	30,713

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	140,000	134,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	101,000	98,980

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	107,000	102,453

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	81,000	84,443

Dynamic Asset Allocation Growth Fund	51

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	$345,000	$355,350

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	220,000	205,823

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	70,000	67,113

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55s, 2018	885,000	892,887

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	150,000	146,547

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	42,000	41,475

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	225,000	222,188

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	277,000	282,540

Viacom, Inc. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	226,349

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	105,000	107,888

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	752,502

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	84,076

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	33,000

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5 5/8s, 2021	210,000	229,837

		34,901,838
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	335,000	348,400

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	80,000	81,600

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	5,000	6,178

Altria Group, Inc. company guaranty sr. unsec. unsub.
notes 4s, 2024	138,000	152,457

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	545,000	564,866

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	1,282,000	1,432,714

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	743,000	781,348

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65s, 2021	1,125,000	1,156,035

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1 1/4s, 2018	321,000	322,258

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	355,000	536,908

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	350,000	352,922

Ashtead Capital, Inc. 144A company guaranty notes
6 1/2s, 2022	300,000	318,750

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	260,000	269,100

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	154,000	149,380

52	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer staples cont.
BlueLine Rental Finance Corp. 144A notes 7s, 2019	$342,000	$315,068

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	15,101

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	179,177

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	230,000	197,225

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	409,000	384,460

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	205,000	220,218

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	107,000	121,490

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	42,000	42,998

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	175,000	178,500

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	129,000	145,125

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	258,000	260,580

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	34,000	34,680

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	906,506

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	438,000	491,496

CVS Pass-Through Trust sr. notes 6.036s, 2028	10,915	12,252

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	164,642	171,479

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	145,000	148,806

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	416,000	418,135

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	264,000	168,960

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	470,000	462,980

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	308,000	392,848

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	226,000	254,364

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	86,000	89,905

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
notes 3 7/8s, 2024 (Mexico)	235,000	236,649

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	64,740

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	55,000	54,780

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	59,000	60,475

Kellogg Co. sr. unsec. unsub. notes 3 1/4s, 2026	505,000	517,397

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	340,000	434,367

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	180,000	224,360

Dynamic Asset Allocation Growth Fund	53

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	$340,000	$448,025

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	29,000	28,855

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	338,000	354,900

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	56,000	70,709

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	174,000	204,601

Newell Rubbermaid, Inc. sr. unsec. unsub. notes 4.2s, 2026	1,030,000	1,077,425

PepsiCo, Inc. sr. unsec. unsub. notes 7.9s, 2018	185,000	215,483

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	65,000	69,365

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	883,703

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	90,000	90,338

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	50,000	52,125

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	126,000	127,890

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	196,000	201,390

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	295,000	312,700

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	132,000	141,959

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	188,000	210,202

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	50,000	37,000

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	240,000	247,199

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	190,000	204,488

		18,656,394
Energy (0.8%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	224,674

Anadarko Petroleum Corp. sr. unsec. notes 5.95s, 2016	18,000	18,310

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	215,000	217,049

Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	80,000	73,600

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	83,000	75,323

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	126,000	116,550

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	13,565

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	119,306

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	367,000	264,240

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	119,000	80,028

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	19,000	13,490

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	185,000	186,735

54	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	$885,000	$889,276

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	111,000	24,975

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	60,000	13,800

California Resources Corp. 144A company guaranty
notes 8s, 2022	455,000	175,175

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,185,000	1,221,526

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	235,000	115,150

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	871,000	869,491

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	179,000	175,420

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	76,000	74,670

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05s, 2017	885,000	872,197

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5s, 2022	170,000	146,519

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	185,000	154,706

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	270,000	241,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	91,000	40,950

Devon Financing Co. LLC company guaranty sr. unsec. unsub.
bonds 7 7/8s, 2031	130,000	127,475

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	30,000	26,049

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	62,000	47,740

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	45,000	7,988

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	357,000	62,475

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	185,000	129,500

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	85,064

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/4s, 2020	132,000	136,950

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5 1/2s, 2022	42,000	40,425

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	65,546

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	210,000	39,375

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	325,000	276,250

Dynamic Asset Allocation Growth Fund	55

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	$146,000	$6,570

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021 (In default) †	95,000	10,925

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019 (In default) †	57,000	6,270

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	139,000	19,113

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10 3/8s, 2017 (Canada) F	100,000	5

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	75,625

Motiva Enterprises, LLC 144A sr. unsec. notes 5 3/4s, 2020	340,000	354,558

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	210,000	204,225

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	105,000	95,550

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	245,000	120,663

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	75,000	55,125

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	215,000	159,100

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	400,000	390,175

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	188,000	145,935

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	927,999	491,840

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	515,000	158,878

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)	300,000	252,120

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	250,000	231,750

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,125,000	1,164,898

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	250,000	245,063

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	55,000	51,233

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	885,000	901,311

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	110,000	71,500

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	85,000	56,525

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	390,000	401,310

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020	67,000	70,266

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	361,000	903

56	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	$215,000	$52,138

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	105,000	98,963

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	180,000	180,450

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022	80,000	3,600

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	179,000	44,750

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	950,000	988,792

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	110,000	110,866

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	73,000	53,838

SM Energy Co. sr. unsec. sub. notes 5s, 2024	135,000	93,446

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	203,000	143,115

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	165,000	120,285

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	120,714

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	42,000	4,620

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	871,000	874,430

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	75,000	14,063

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	135,000	67,500

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	45,000	29,925

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5s, 2019	210,000	145,425

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	400,000	304,000

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8 3/4s, 2032	135,000	120,150

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021	30,000	27,742

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031	11,000	9,103

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	128,000	95,360

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	127,000	105,410

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	56,000	52,000

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	234,000	204,165

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	449,000	327,770

		17,596,818
Financials (3.4%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	950,000	950,812

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	420,000	423,746

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	220,000	287,213

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	135,000	134,407

Dynamic Asset Allocation Growth Fund	57

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	$165,000	$154,688

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	357,000	406,980

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	101,000	113,120

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	269,000	297,918

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017	146,000	152,205

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	460,000	449,650

Ally Financial, Inc. unsec. sub. notes 8s, 2018	109,000	117,720

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	230,000	206,608

American Express Co. sr. unsec. bonds 8 1/8s, 2019	750,000	887,711

American Express Co. sr. unsec. notes 7s, 2018	617,000	676,774

American Express Co. sr. unsec. notes 6.15s, 2017	1,053,000	1,119,724

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	387,000	480,848

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	425,000	432,438

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	305,000	311,863

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	205,000

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	185,048

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	465,000	456,863

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	75,000	77,415

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,227,000	1,232,053

Bank of America Corp. sr. unsec. unsub. notes
Ser. MTN, 1.7s, 2017	565,000	565,760

Bank of America Corp. unsec. sub. notes 6.11s, 2037	1,030,000	1,185,571

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	871,000	880,625

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	270,000	272,704

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	505,000	513,430

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	885,000	884,389

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.2s, 2017 (Japan)	895,000	893,902

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	262,000	333,532

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	727,000	654,300

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	370,000	366,300

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	90,000	94,752

58	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	$1,056,000	$1,057,909

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	111,363

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	476,646

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	331,917

Camden Property Trust sr. unsec. unsub. notes 4 7/8s, 2023 R	190,000	209,724

Cantor Fitzgerald LP 144A unsec. bonds 7 7/8s, 2019	170,000	188,199

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	610,000	633,603

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	190,000	192,376

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	236,000	243,329

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	137,000	140,113

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	339,000	341,236

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	62,000	61,845

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	87,000	87,435

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	118,000	122,425

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	109,000	112,761

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	342,000	346,060

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018	213,000	223,916

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	146,000	151,037

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	14,000	13,755

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	324,000	311,850

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	376,000	359,832

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	42,000	40,320

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	160,000	175,089

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	300,000	306,750

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	105,000	107,100

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	815,000	920,094

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	385,000	386,404

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,210,000	1,209,832

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	792,000	806,177

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	348,000	328,860

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	85,000	80,963

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	490,000	454,475

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	75,000	90,117

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	409,000	356,642

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	967,000	1,017,758

Dynamic Asset Allocation Growth Fund	59

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	$190,000	$121,600

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031	100,000	116,000

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	16,000	16,850

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	140,000	147,875

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	170,000	169,575

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	380,000	388,862

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R	140,000	136,150

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	385,000	382,594

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	156,000	141,570

Five Corners Funding Trust 144A sr. unsec. bonds 4.419s, 2023	230,000	241,898

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)	1,229,000	1,335,177

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	560,000	177,800

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	335,000	385,312

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	930,000	944,072

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	494,000	500,354

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6 3/4s, 2037	122,000	145,063

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	111,986

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	195,000	195,766

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	155,000	150,576

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	110,000	105,780

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	833,000	1,228,675

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	688,000	789,146

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	130,000	132,046

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡	30,000	27,600

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	234,000	230,490

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	322,000	313,145

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	174,000	165,126

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,140,242

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	45,000	47,925

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	146,000	159,140

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71s, 2026 (Italy)	200,000	194,100

iStar, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,800

60	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	$488,000	$489,220

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	363,000	363,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	890,693

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	115,000	119,376

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	962,000	967,739

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	160,000	156,748

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	355,000	417,600

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,054,000	1,148,860

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	1,073,000	1,062,163

Lloyds Banking Group PLC unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	200,000	200,932

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	185,000	201,650

Lloyds Banking Group PLC 144A unsec. sub. notes 5.3s, 2045
(United Kingdom)	479,000	472,592

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	305,000	310,135

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	893,487

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	330,000	366,703

Metropolitan Life Global Funding I 144A sr. notes 3s, 2023	155,000	156,487

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	405,372

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85s, 2026 (Japan)	255,000	265,241

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	966,000	997,701

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R	115,000	121,038

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R	260,000	271,700

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	115,000	119,169

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	475,000	481,980

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020	220,000	210,650

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	93,188

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
9 3/8s, 2039	135,000	198,382

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	243,000	252,720

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	250,000	211,250

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	115,000	90,275

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019	120,000	120,120

Dynamic Asset Allocation Growth Fund	61

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	$120,000	$119,550

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	515,000	515,570

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	32,000	31,280

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	230,000	202,975

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	890,959

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	234,000	253,219

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	346,000	329,998

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	164,865

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	160,000	175,400

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	388,000	393,820

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	144,000	138,240

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	80,054

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	885,000	898,461

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	285,000	289,891

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	975,000	906,750

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	505,000	493,638

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)	760,000	730,656

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	515,000	530,027

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	63,000	63,093

Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	400,000	386,586

Santander Issuances SAU 144A company guaranty unsec. sub.
notes 5.911s, 2016 (Spain)	500,000	499,996

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	280,000	266,378

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	355,000	360,938

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes
6 1/8s, 2022 (Russia)	220,000	227,150

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95s, 2017 (Russia)	320,000	325,200

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	35,000	35,173

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,025

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	760,000	771,461

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	802,000	803,489

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	375,000	379,811

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	50,000	49,055

62	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	$524,000	$503,040

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019	65,000	62,075

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	270,000	342,439

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	250,000	265,218

Standard Chartered PLC 144A jr. unsec. sub. FRB 7.014s,
perpetual maturity (United Kingdom)	400,000	401,000

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	458,000	465,397

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	255,000	251,271

TIERS Trust/United States 144A sr. bonds stepped-coupon
stepped-coupon zero % (8 1/8s, 3/15/18), 2017 ††	570,000	595,650

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	56,000	44,800

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	110,000	144,098

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	340,000	337,875

UBS Group AG jr. unsec. sub. FRN 6 7/8s, perpetual
maturity (Switzerland)	206,000	198,147

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4 1/8s, 2026 (Jersey)	508,000	507,607

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3s, 2021 (Jersey)	1,045,000	1,046,247

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	900,000	902,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	235,000	235,000

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	410,000	407,950

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	200,000	206,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	2,000,000	2,023,769

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942s, 2023 (Russia)	300,000	291,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,976,000	2,083,862

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	400,000	389,000

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	99,971

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021	123,000	79,950

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	125,000	124,375

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	440,000	469,700

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	880,933

Westpac Banking Corp. sr. unsec. unsub. notes 4 7/8s,
2019 (Australia)	220,000	242,917

Dynamic Asset Allocation Growth Fund	63

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	$95,000	$96,624

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6 1/2s, 2037	290,000	284,563

		77,187,383
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	14,000	14,696

AbbVie, Inc. sr. unsec. notes 2.9s, 2022	240,000	243,450

AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	820,000	834,819

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	793,000	796,670

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	220,000	227,700

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	140,000	141,400

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	403,000	423,837

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	201,000	208,670

Actavis Funding SCS company guaranty sr. unsec. notes 2.35s,
2018 (Luxembourg)	595,000	602,028

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	255,000	225,038

Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	367,286

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	885,000	895,069

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	270,000	357,136

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017
(United Kingdom)	885,000	944,075

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	465,000	491,829

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	180,000	181,800

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	245,000	257,863

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	290,000	302,325

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	68,000	68,850

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	259,000	233,748

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	235,000	255,006

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	180,000	154,350

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10 1/2s, 2018 (Luxembourg)	215,000	221,450

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	227,000	169,399

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	389,000	387,055

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	150,000	142,125

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	120,000	113,400

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	310,000	290,625

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	120,000	119,550

64	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	$370,000	$379,250

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	532,000	583,870

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	260,000	266,013

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	244,000	248,270

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	48,000	54,120

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	50,000	50,547

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	180,000	184,824

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	265,000	258,375

Johnson & Johnson sr. unsec. notes 5.15s, 2018	554,000	606,546

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	261,000	261,653

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	195,000	206,213

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	125,000	110,000

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	85,000	88,400

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	763,000	769,215

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	140,000	143,850

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	530,000	504,825

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	534,000	543,872

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	168,000	175,560

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	445,000	470,588

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	105,000	104,738

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	53,000	53,265

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	82,000	82,205

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	325,588

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	31,000	31,775

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	174,000	185,310

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	185,000	183,613

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	396,000	429,957

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	349,189

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	61,137

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	245,813

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	247,995

Dynamic Asset Allocation Growth Fund	65

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7s, 2020	$31,000	$26,040

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	183,000	151,890

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	160,000	123,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	180,000	141,075

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	14,000	11,025

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	85,000	66,831

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	125,000	101,875

		18,499,761
Technology (0.4%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	150,000	153,938

Apple, Inc. sr. unsec. notes 3.45s, 2024	150,000	159,756

Apple, Inc. sr. unsec. notes 2.1s, 2019	15,000	15,419

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	262,000	274,331

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	314,000	305,248

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	115,000	35,363

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	305,000	205,875

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15s, 2017	395,000	403,907

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	402,185

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	130,000	131,219

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	885,000	883,172

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	105,000	109,222

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5s, 2025	170,000	183,577

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	330,000	333,300

First Data Corp. 144A notes 5 3/4s, 2024	225,000	224,978

First Data Corp. 144A sr. notes 5 3/8s, 2023	180,000	184,500

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 6s, 2022	108,000	114,480

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	85,000	87,975

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	155,000	193,800

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	120,000	134,220

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	383,679

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	575,000	523,250

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	65,000	66,950

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	897,230

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	231,000	242,550

66	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Technology cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	$80,000	$84,300

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	84,000	91,140

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	180,000	155,700

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	690,000	564,075

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	72,638

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	274,085

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	361,217

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	200,000	196,500

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	275,000	280,090

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	128,000	57,600

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	61,949

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	295,000	320,075

		9,169,493
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	480,000	450,000

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	124,272

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	117,336

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	236,786

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	106,185	119,193

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	45,562

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	160,199	162,602

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	561,000	546,975

		1,802,726
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	99,000	112,365

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	435,000	420,863

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	59,000	57,083

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	227,000	254,240

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5s, 2044	465,000	474,644

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	38,595

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6 1/8s, 2036	7,000	8,666

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	325,000	312,000

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	42,000	44,048

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	34,000	35,785

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	30,000	23,778

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	624,000	712,081

Dynamic Asset Allocation Growth Fund	67

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	$130,000	$134,910

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	19,000	19,380

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	266,286

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	15,000	13,875

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	315,000	313,425

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	10,000	9,075

EDP Finance BV 144A sr. unsec. unsub. notes 5 1/4s,
2021 (Netherlands)	515,000	537,233

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,660,000	1,518,900

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,235,000	1,130,025

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	145,462

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	185,612

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	134,882	146,685

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	104,000	100,100

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	76,596

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	71,162

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	213,374

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	215,000	99,975

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	80,000	36,800

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	513,000	256,500

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	531,000	552,756

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	220,000	143,550

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	32,850

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	193,000	124,485

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	255,000	223,267

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	270,000	259,717

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	155,000	143,808

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7 3/4s, 2032	157,000	164,220

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	312,292

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	133,361

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	87,999

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	515,000	513,069

68	Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	$75,000	$69,750

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	205,000	204,441

Oncor Electric Delivery Co., LLC sr. notes 5.3s, 2042	45,000	52,509

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	86,440

Oncor Electric Delivery Co., LLC sr. notes 3 3/4s, 2045	405,000	380,216

Pacific Gas & Electric Co. sr. unsec. bonds 6.05s, 2034	112,000	142,815

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	458,097

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	15,302

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	94,500

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	775,000	590,938

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	80,000	75,182

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	157,000	152,524

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	109,000	97,166

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	72,000	63,528

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	185,000	170,200

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	26,100

Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	23,238

Union Electric Co. sr. notes 6.4s, 2017	140,000	148,102

		13,311,945

Total corporate bonds and notes (cost $251,226,159)		$246,503,355

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
4s, with due dates from March 15, 2046 to March 20, 2046 ##	$1,000,000	$1,084,750
3 1/2s, TBA, April 1, 2046	26,000,000	27,486,875

		28,571,625
U.S. Government Agency Mortgage Obligations (3.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, TBA, April 1, 2046	1,000,000	1,046,992

Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	7,601	7,675
6s, TBA, April 1, 2046	10,000,000	11,404,688
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	93,375	101,750
4s, TBA, April 1, 2046	28,000,000	29,922,813
3 1/2s, with due dates from October 1, 2045 to November 1, 2045 ##	980,335	1,035,172
3 1/2s, TBA, May 1, 2046	1,000,000	1,046,602
3 1/2s, TBA, April 1, 2046	1,000,000	1,048,594

Dynamic Asset Allocation Growth Fund	69

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.2%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3s, TBA, May 1, 2046	$7,000,000	$7,166,250
3s, TBA, April 1, 2046	19,000,000	19,491,329
3s, TBA, April 1, 2031	16,000,000	16,715,000

		88,986,865

Total U.S. government and agency mortgage obligations (cost $117,150,976)		$117,558,490

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2041 [i]	$200,122	$258,854

Total U.S. treasury obligations (cost $258,854)		$258,854

MORTGAGE-BACKED SECURITIES (2.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.3%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.933s,
2025 (Bermuda)	$372,382	$367,829

Federal Home Loan Mortgage Corporation
FRB Ser. 16-HQA1, Class M3, 6.791s, 2028	600,000	622,002
IFB Ser. 3072, Class SM, 22.197s, 2035	88,417	137,151
IFB Ser. 3249, Class PS, 20.836s, 2036	55,878	85,398
IFB Ser. 3065, Class DC, 18.551s, 2035	71,170	105,134
IFB Ser. 2990, Class LB, 15.831s, 2034	88,704	114,861
FRB Ser. T-56, Class A, IO, 0.524s, 2043	91,839	1,528
Ser. 3326, Class WF, zero %, 2035	1,854	1,546
Ser. 1208, Class F, PO, zero %, 2022	714	662
FRB Ser. T-56, Class 2, IO, zero %, 2043	91,548	—

Federal National Mortgage Association
FRB Ser. 15-C04, Class 1M2, 6.133s, 2028	570,000	573,872
IFB Ser. 06-62, Class PS, 37.302s, 2036	26,546	52,354
IFB Ser. 06-8, Class HP, 22.979s, 2036	46,536	79,999
IFB Ser. 07-53, Class SP, 22.612s, 2037	77,094	120,278
IFB Ser. 05-75, Class GS, 18.951s, 2035	62,439	87,502
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.433s, 2025	230,000	228,719
Ser. 13-1, Class MI, IO, 3s, 2043	2,379,584	224,181
FRB Ser. 03-W10, Class 1, IO, 0.719s, 2043	108,509	1,708
FRB Ser. 01-50, Class B1, IO, 0.397s, 2041	779,392	9,255
FRB Ser. 02-W8, Class 1, IO, 0.309s, 2042	505,091	5,998
Ser. 01-79, Class BI, IO, 0.304s, 2045	320,012	2,938
Ser. 03-34, Class P1, PO, zero %, 2043	15,805	13,293

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5s, 2040	960,198	166,055
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	37,321	4,040
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	200,341	31,887
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	410,511	20,883
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,238,070	206,427
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	4,145,020	469,925
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	1,069,912	116,350

70	Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class BI, IO, 1.989s, 2065	$6,065,110	$725,994
Ser. 15-H26, Class EI, IO, 1.708s, 2065	3,362,517	357,772
Ser. 15-H24, Class BI, IO, 1.603s, 2065	6,958,835	496,165

		5,431,706
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.316s, 2049	866,311	3,590

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.339s, 2051	4,261,945	20,006

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.393s, 2041	103,590	1,454
FRB Ser. 04-4, Class XC, IO, 0.082s, 2042	67,439	58
FRB Ser. 05-1, Class XW, IO, zero %, 2042	1,768,391	177

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-T18, Class D, 5.134s, 2042	224,099	221,047
FRB Ser. 04-PR3I, Class X1, IO, 0.274s, 2041	32,667	199

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.477s, 2039	435,000	412,163
FRB Ser. 06-PW11, Class C, 5.477s, 2039	261,000	234,248
Ser. 04-PWR5, Class E, 5.222s, 2042	123,938	123,938
FRB Ser. 06-PW14, Class X1, IO, 0.643s, 2038	5,710,025	79,369

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.34s, 2029	81,586	2,342

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4,
Class XW, IO, 0.388s, 2049	1,581,208	9,772

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 6.096s, 2044	295,000	277,831
FRB Ser. 11-C2, Class E, 5.574s, 2047	331,000	339,856

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 6.085s, 2049	326,000	324,482
Ser. 06-C5, Class AJ, 5.482s, 2049	207,000	184,472
FRB Ser. 13-GC17, Class C, 5.105s, 2046	310,000	318,222
Ser. 14-GC21, Class AS, 4.026s, 2047	382,000	398,460
FRB Ser. 14-GC19, Class XA, IO, 1.301s, 2047	1,947,744	132,466

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.553s, 2049	38,093,797	141,709

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	615,000	600,548
FRB Ser. 14-CR18, Class C, 4.738s, 2047 F	1,626,000	1,539,445
FRB Ser. 14-UBS6, Class C, 4.466s, 2047	854,000	818,604
FRB Ser. 14-LC15, Class XA, IO, 1.387s, 2047	12,397,612	821,962
FRB Ser. 14-CR17, Class XA, IO, 1.185s, 2047	6,802,949	428,096
FRB Ser. 14-UBS6, Class XA, IO, 1.068s, 2047	7,057,093	435,347

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046 F	458,000	334,602
FRB Ser. 07-C9, Class AJFL, 1.132s, 2049	212,000	198,538
FRB Ser. 06-C8, Class XS, IO, 0.54s, 2046 F	35,562,736	91,362

Dynamic Asset Allocation Growth Fund	71

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.41s, 2040	$27,052,407	$101,447
FRB Ser. 07-C2, Class AX, IO, 0.049s, 2049	14,222,465	7,111

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	65,655	70,907
FRB Ser. 03-C3, Class AX, IO, 1.984s, 2038	105,825	2

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.801s, 2050	1,515,000	1,130,484

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	116,245	116,245

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.49s, 2044	431,000	457,820
FRB Ser. 11-LC3A, Class D, 5.47s, 2044	717,000	709,400

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, IO,
0.951s, 2020	149,251	2,239

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.081s, 2045	1,486,818	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.475s, 2044	323,317	315,234

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.192s, 2049	27,989,342	70,166

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.572s, 2043	300,420	763

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.611s, 2046	4,921,055	395,948

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.41s, 2046	436,000	383,549

GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
1.065s, 2047	8,286,039	494,657

GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.637s, 2044	659,000	671,257
FRB Ser. 12-GC6, Class D, 5.631s, 2045	209,000	195,632
FRB Ser. 13-GC12, Class D, 4.476s, 2046	939,000	778,544
FRB Ser. 06-GG6, Class XC, IO, zero %, 2038	63,322	1

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C17,
Class XA, IO, 1.046s, 2047	9,203,200	478,566

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	311,000	281,766
FRB Ser. 12-LC9, Class E, 4.42s, 2047	537,000	485,717

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	134,000	130,717
FRB Ser. 05-LDP5, Class F, 5.529s, 2044	644,000	644,042
Ser. 06-LDP8, Class B, 5.52s, 2045	306,000	305,235
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,302,000	2,294,634
Ser. 04-LN2, Class A2, 5.115s, 2041	21,618	21,642
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	242,393
FRB Ser. 13-C10, Class C, 4.155s, 2047	1,202,000	1,148,631
FRB Ser. 13-LC11, Class C, 3.958s, 2046	444,000	412,121
FRB Ser. 13-LC11, Class XA, IO, 1.544s, 2046	13,769,003	961,903
FRB Ser. 06-LDP8, Class X, IO, 0.534s, 2045	1,325,368	1,793

72	Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-CB17, Class X, IO, 0.448s, 2043	$8,718,815	$22,238
FRB Ser. 07-LDPX, Class X, IO, 0.28s, 2049	8,502,379	40,698

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	260,000	236,813
FRB Ser. 12-C6, Class E, 5.192s, 2045	1,599,000	1,443,577
FRB Ser. 12-C8, Class D, 4.658s, 2045	594,000	543,629
FRB Ser. 05-CB12, Class X1, IO, 0.418s, 2037	311,575	1,401

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.612s, 2040	95,403	95,197

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	87,160	87,142
Ser. 06-C1, Class AJ, 5.276s, 2041	513,980	512,515
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	815,901	3,825

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.674s, 2039	41,069,088	90,377
FRB Ser. 05-C7, Class XCL, IO, 0.34s, 2040	454,618	4,100
FRB Ser. 05-C5, Class XCL, IO, 0.317s, 2040	1,207,663	10,809
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	152,225	8

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.313s, 2048	788,000	711,619

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	1,187	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.837s, 2050	24,544	24,522

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.405s, 2039	283,093	393
FRB Ser. 05-MCP1, Class XC, IO, 0.02s, 2043	156,793	1

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.322s, 2044	12,131	149
FRB Ser. 06-C4, Class X, IO, 5.48s, 2045	361,078	21,412

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	486,000	471,371

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.414s, 2046	1,126,000	1,203,208
FRB Ser. 14-C17, Class XA, IO, 1.268s, 2047	5,730,738	368,486

Morgan Stanley Capital I Trust
FRB Ser. 06-IQ11, Class AJ, 5.871s, 2042	376,000	376,376
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	358,000	353,239
Ser. 07-IQ14, Class A2, 5.61s, 2049	113,565	113,623
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	297,180
Ser. 07-HQ11, Class AJ, 5.508s, 2044	343,000	342,554

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.178s, 2049	435,000	431,172
FRB Ser. 11-C3, Class E, 5.178s, 2049	545,000	531,430

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	1,549,406	1,550,955

Dynamic Asset Allocation Growth Fund	73

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	$284,000	$294,934
FRB Ser. 12-C4, Class XA, IO, 1.807s, 2045	9,534,384	802,206

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.37s, 2048	32,181,471	43,767
FRB Ser. 07-C34, IO, 0.301s, 2046	3,631,167	25,055

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.078s, 2045	9,989,714	2,398
FRB Ser. 05-C18, Class XC, IO, 0.014s, 2042	475,126	48

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.459s, 2050	3,320,139	239,183

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.298s, 2046 F	849,000	674,955

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	396,000	386,773
Ser. 13-UBS1, Class AS, 4.306s, 2046	256,000	279,859
FRB Ser. 13-C17, Class XA, IO, 1.55s, 2046	6,614,326	443,160
FRB Ser. 14-C22, Class XA, IO, 0.949s, 2057	13,794,624	752,359

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	560,000	561,400
FRB Ser. 11-C3, Class D, 5.62s, 2044	388,000	393,704
FRB Ser. 11-C2, Class D, 5.602s, 2044	1,272,000	1,274,798
FRB Ser. 13-C15, Class D, 4.48s, 2046	750,000	661,796
Ser. 14-C19, Class D, 4.234s, 2047	331,000	264,448
FRB Ser. 12-C9, Class XA, IO, 2.157s, 2045	6,330,234	559,846
FRB Ser. 12-C10, Class XA, IO, 1.736s, 2045	5,675,042	452,698
FRB Ser. 13-C12, Class XA, IO, 1.407s, 2048	1,907,445	122,378
FRB Ser. 12-C9, Class XB, IO, 0.707s, 2045	10,038,000	413,566

		40,344,281
Residential mortgage-backed securities (non-agency) (0.4%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A3, 1.392s, 2046	180,000	114,719

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.321s, 2035	361,077	278,030
FRB Ser. 06-OA7, Class 1A2, 1.291s, 2046	1,897,997	1,366,558
FRB Ser. 05-59, Class 1A1, 0.758s, 2035	1,097,528	848,285
FRB Ser. 06-OC2, Class 2A3, 0.723s, 2036 F	342,709	298,157
FRB Ser. 06-OA10, Class 4A1, 0.623s, 2046	2,275,897	1,536,230

Federal National Mortgage Association FRB Ser. 16-C02,
Class 1M2, 6.435s, 2028	300,000	310,260

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1,
0.983s, 2035	750,000	540,900

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.735s, 2035	866,851	338,072
Ser. 15-R4, Class CB1, 0.598s, 2047 F	160,000	114,400

Nomura Resecuritization Trust 144A
FRB Ser. 14-3R, Class 3A9, 0.956s, 2035	1,307,000	1,020,506
FRB Ser. 15-1R, Class 6A9, 0.62s, 2047	1,000,000	534,900

74	Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.393s, 2045	$553,199	$482,002
FRB Ser. 05-AR19, Class A1C3, 0.933s, 2045	132,378	107,081
FRB Ser. 05-AR13, Class A1C3, 0.923s, 2045	331,307	267,723
FRB Ser. 04-AR12, Class A2B, 0.893s, 2044	656,921	589,193
FRB Ser. 05-AR11, Class A1B3, 0.833s, 2045	753,569	662,839

		9,409,855

Total mortgage-backed securities (cost $57,503,139)		$55,185,842

ASSET-BACKED SECURITIES (1.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017	$2,287,000	$2,287,000
FRB Ser. 15-4, Class A, 1.402s, 2016	1,143,000	1,143,000
FRB Ser. 15-2, Class A, 1.235s, 2016	1,306,000	1,306,000
FRB Ser. 14-3, Class A, 1.056s, 2016	16,324,000	16,324,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	10,325,000	10,325,000

Total asset-backed securities (cost $31,385,000)		$31,385,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. notes 8s, 2020 (Argentina)		$30,320	$32,746

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		1,616,550	1,632,715

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		810,378	970,428

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	495,513

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	3,896	982,365

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$615,000	665,738

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		319,231	335,193

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		200,000	206,000

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		300,000	278,625

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s,
2017 (Croatia)		200,000	207,500

Croatia (Republic of) 144A sr. unsec. unsub. notes 6s,
2024 (Croatia)		200,000	218,000

Indonesia (Republic of) 144A sr. unsec. notes 5 1/4s,
2042 (Indonesia)		430,000	432,100

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)		200,000	208,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)		300,000	332,250

Dynamic Asset Allocation Growth Fund	75

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)* cont.	Principal amount/units	Value

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3 3/8s,
2023 (Indonesia)	$285,000	$278,958

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)	600,000	606,750

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	735,000	740,513

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)	270,000	257,704

Total foreign government and agency bonds and notes (cost $8,980,807)		$8,881,098

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Bupa Arabia for Cooperative Insurance Co.
144A (Saudi Arabia)	4/5/17	$0.00	17,787	$540,456

China Fortune Land Development Co., Ltd.
144A (China)	9/12/17	0.00	150,200	563,865

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	0.00	269,100	886,663

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	258,100	1,121,775

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/30/16	0.00	281,300	842,908

Total warrants (cost $4,125,986)				$3,955,667

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$390,321	$259,563

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	1,110,617	1,018,645

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	94,525	86,609

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	338,963	275,407

CPG International, Inc. bank term loan FRN Ser. B,
4 3/4s, 2020 ##	77,263	75,331

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	175,391	165,086

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	188,056	140,024

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	244,286	223,250

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	619,610	174,007

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	6,359	1,786

Total senior loans (cost $3,166,494)		$2,419,708

INVESTMENT COMPANIES (—%)*	Shares	Value

Hercules Capital, Inc.	18,073	$217,057

Medley Capital Corp. S	37,904	250,166

Solar Capital, Ltd.	15,119	261,256

Total investment companies (cost $890,924)		$728,479

76	Dynamic Asset Allocation Growth Fund

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	6,720	$164,707

M/I Homes, Inc. Ser. A, $2.438 pfd.	4,072	101,800

Total preferred stocks (cost $249,653)		$266,507

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$87,000	$89,506

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	83,000	116,615

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	76,000	45,315

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020	23,000	13,383

Total convertible bonds and notes (cost $236,532)		$264,819

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$196,917

Total convertible preferred stocks (cost $138,507)		$196,917

SHORT-TERM INVESTMENTS (23.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	65,093,038	$65,093,038

Putnam Money Market Liquidity Fund 0.30% L	Shares	151,345,020	151,345,020

Putnam Short Term Investment Fund 0.44% L	Shares	280,511,922	280,511,922

U.S. Treasury Bills 0.29%, June 9, 2016 # ∆ §		$4,738,000	4,736,346

U.S. Treasury Bills 0.30%, May 26, 2016 # ∆ §		758,000	757,846

U.S. Treasury Bills 0.30%, May 19, 2016 # ∆ §		4,457,000	4,456,220

U.S. Treasury Bills 0.31%, May 12, 2016 # ∆ §		1,197,000	1,196,868

U.S. Treasury Bills 0.25%, May 5, 2016 ∆ §		130,000	129,989

U.S. Treasury Bills 0.04%, April 28, 2016 # §		117,000	116,985

U.S. Treasury Bills 0.26%, April 21, 2016 ∆ §		110,000	109,994

U.S. Treasury Bills 0.07%, April 14, 2016 # ∆ §		13,932,000	13,931,485

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆ §		4,915,000	4,914,902

Total short-term investments (cost $527,298,431)			$527,300,615

TOTAL INVESTMENTS

Total investments (cost $2,357,478,955)			$2,434,340,338

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Dynamic Asset Allocation Growth Fund	77

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,243,477,792.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $137,940, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

78	Dynamic Asset Allocation Growth Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $305,173,351 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.3%	Netherlands	0.7%

United Kingdom	3.1	Canada	0.6

Japan	2.8	Taiwan	0.6

France	1.7	Mexico	0.5

China	1.2	Spain	0.5

Germany	1.2	Russia	0.5

Switzerland	0.9	Other	4.8

South Korea	0.8	Total	100.0%

Australia	0.8

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $298,504,780) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$1,041,898	$1,065,410	$(23,512)

	British Pound	Sell	6/15/16	3,701,036	3,573,247	(127,789)

	Canadian Dollar	Sell	4/20/16	4,245,767	3,937,152	(308,615)

	Czech Koruna	Buy	6/15/16	103,153	177,526	(74,373)

	Euro	Sell	6/15/16	3,579,593	3,512,580	(67,013)

	Hong Kong Dollar	Sell	5/18/16	2,071,033	2,058,073	(12,960)

	Japanese Yen	Sell	5/18/16	2,324,736	2,298,678	(26,058)

	Mexican Peso	Buy	4/20/16	6,201,131	6,054,355	146,776

	Mexican Peso	Sell	4/20/16	6,201,131	5,930,964	(270,167)

	New Zealand Dollar	Buy	4/20/16	2,501,532	2,463,789	37,743

	Norwegian Krone	Sell	6/15/16	2,379,069	2,273,625	(105,444)

	South Korean Won	Buy	5/18/16	217,205	257,395	(40,190)

	Swedish Krona	Buy	6/15/16	1,069,561	1,038,218	31,343

Dynamic Asset Allocation Growth Fund	79

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $298,504,780) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	$1,114,667	$1,042,536	$72,131

	Australian Dollar	Sell	4/20/16	1,114,667	1,037,201	(77,466)

	Canadian Dollar	Buy	4/20/16	1,194,421	1,175,909	18,512

	Canadian Dollar	Sell	4/20/16	1,231,303	1,150,241	(81,062)

	Euro	Buy	6/15/16	7,868,056	7,737,815	130,241

	Euro	Sell	6/15/16	4,507,306	4,460,871	(46,435)

	Hong Kong Dollar	Buy	5/18/16	1,006,207	1,003,382	2,825

	Mexican Peso	Buy	4/20/16	3,010,600	2,974,070	36,530

	Mexican Peso	Sell	4/20/16	3,010,600	2,934,836	(75,764)

	New Zealand Dollar	Buy	4/20/16	3,005,954	2,899,074	106,880

	New Zealand Dollar	Sell	4/20/16	2,206,779	2,102,909	(103,870)

	Norwegian Krone	Sell	6/15/16	4,374,072	4,249,606	(124,466)

	Singapore Dollar	Buy	5/18/16	2,440,110	2,305,337	134,773

	Swedish Krona	Buy	6/15/16	6,809,380	6,581,090	228,290

	Swedish Krona	Sell	6/15/16	2,276,808	2,227,766	(49,042)

	Swiss Franc	Buy	6/15/16	3,400,101	3,304,034	96,067

Citibank, N.A.
	Australian Dollar	Buy	4/20/16	2,094,214	2,043,005	51,209

	British Pound	Buy	6/15/16	2,936,638	2,908,662	27,976

	Canadian Dollar	Sell	4/20/16	4,543,218	4,321,905	(221,313)

	Danish Krone	Buy	6/15/16	1,172,112	1,133,184	38,928

	Euro	Sell	6/15/16	1,313,395	1,291,262	(22,133)

	Mexican Peso	Buy	4/20/16	2,933,392	2,898,894	34,498

	Mexican Peso	Sell	4/20/16	2,933,392	2,700,291	(233,101)

	New Zealand Dollar	Buy	4/20/16	3,438,277	3,349,419	88,858

	Singapore Dollar	Sell	5/18/16	78,405	40,509	(37,896)

	South African Rand	Buy	4/20/16	2,259,830	2,056,727	203,103

	South African Rand	Sell	4/20/16	2,259,830	2,083,197	(176,633)

	South Korean Won	Sell	5/18/16	12,205	29,996	17,791

Credit Suisse International
	Australian Dollar	Buy	4/20/16	5,124,774	4,632,809	491,965

	British Pound	Buy	6/15/16	10,794,248	10,568,676	225,572

	Canadian Dollar	Sell	4/20/16	1,308,226	1,222,768	(85,458)

	Chinese Yuan
	(Offshore)	Sell	5/18/16	12,188,750	11,727,259	(461,491)

	Euro	Sell	6/15/16	567,690	541,905	(25,785)

	Hong Kong Dollar	Sell	5/18/16	1,945,530	1,924,719	(20,811)

	Japanese Yen	Buy	5/18/16	2,191,106	2,173,379	17,727

	New Taiwan Dollar	Buy	5/18/16	128,896	166,228	(37,332)

	New Zealand Dollar	Buy	4/20/16	2,234,818	2,245,833	(11,015)

	Norwegian Krone	Sell	6/15/16	5,154,829	5,017,271	(137,558)

	Swiss Franc	Buy	6/15/16	6,963,164	6,746,274	216,890

80	Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $298,504,780) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Japanese Yen	Buy	5/18/16	$2,060,780	$2,072,608	$(11,828)

	Japanese Yen	Sell	5/18/16	2,180,736	2,031,267	(149,469)

	New Zealand Dollar	Buy	4/20/16	2,234,680	2,091,443	143,237

Goldman Sachs International
	Australian Dollar	Buy	4/20/16	2,224,432	2,175,482	48,950

	Australian Dollar	Sell	4/20/16	2,224,432	2,190,531	(33,901)

	British Pound	Sell	6/15/16	2,252,255	2,272,015	19,760

	Canadian Dollar	Buy	4/20/16	2,230,761	2,349,319	(118,558)

	Euro	Buy	6/15/16	1,206,313	1,118,851	87,462

	Japanese Yen	Sell	5/18/16	156,234	7,618	(148,616)

	New Zealand Dollar	Buy	4/20/16	4,338,626	4,036,155	302,471

	Singapore Dollar	Sell	5/18/16	87,825	82,926	(4,899)

	South African Rand	Buy	4/20/16	2,259,830	2,067,092	192,738

	South African Rand	Sell	4/20/16	2,259,830	2,082,296	(177,534)

	South Korean Won	Buy	5/18/16	17,405	40,681	(23,276)

	Swedish Krona	Buy	6/15/16	229,949	335,135	(105,186)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/20/16	3,230,834	3,101,070	(129,764)

	Euro	Buy	6/15/16	1,083,263	1,054,900	28,363

	Hong Kong Dollar	Sell	5/18/16	2,677,339	2,664,589	(12,750)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	1,049,635	1,220,173	(170,538)

	British Pound	Buy	6/15/16	2,188,184	2,136,410	51,774

	Canadian Dollar	Sell	4/20/16	797,486	592,087	(205,399)

	Euro	Sell	6/15/16	1,991,020	1,908,273	(82,747)

	Hong Kong Dollar	Sell	5/18/16	2,108,699	2,102,453	(6,246)

	Japanese Yen	Sell	5/18/16	2,301,064	2,242,420	(58,644)

	Mexican Peso	Buy	4/20/16	2,769,597	2,701,513	68,084

	Mexican Peso	Sell	4/20/16	2,769,597	2,726,486	(43,111)

	New Zealand Dollar	Buy	4/20/16	3,036,203	2,910,594	125,609

	Norwegian Krone	Sell	6/15/16	6,701,702	6,476,549	(225,153)

	Singapore Dollar	Buy	5/18/16	19,805	44,855	(25,050)

	South Korean Won	Sell	5/18/16	1,063,613	1,006,149	(57,464)

	Swedish Krona	Buy	6/15/16	391,543	393,698	(2,155)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/20/16	3,307,388	3,387,190	(79,802)

	British Pound	Sell	6/15/16	956,613	1,024,830	68,217

	Canadian Dollar	Sell	4/20/16	694,461	664,879	(29,582)

	Euro	Sell	6/15/16	2,226,626	2,122,946	(103,680)

	Japanese Yen	Buy	5/18/16	2,456,133	2,288,149	167,984

	New Zealand Dollar	Buy	4/20/16	4,227,093	4,102,663	124,430

Dynamic Asset Allocation Growth Fund	81

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $298,504,780) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Norwegian Krone	Sell	6/15/16	$5,161,788	$4,937,416	$(224,372)

	Swedish Krona	Buy	6/15/16	5,516,267	5,457,412	58,855

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	1,460,358	1,362,480	97,878

	Canadian Dollar	Sell	4/20/16	3,364,274	3,108,894	(255,380)

	Euro	Buy	6/15/16	1,802,512	1,720,850	81,662

	Euro	Sell	6/15/16	3,409,787	3,286,465	(123,322)

	New Taiwan Dollar	Buy	5/18/16	2,176,429	2,142,014	34,415

	New Taiwan Dollar	Sell	5/18/16	2,047,530	1,972,725	(74,805)

	South Korean Won	Buy	5/18/16	4,549,438	4,307,730	241,708

	South Korean Won	Sell	5/18/16	4,558,587	4,294,168	(264,419)

	Swedish Krona	Buy	6/15/16	246,103	232,923	13,180

UBS AG
	Australian Dollar	Buy	4/20/16	4,373,721	4,081,836	291,885

	Australian Dollar	Sell	4/20/16	2,239,522	2,247,352	7,830

	British Pound	Buy	6/15/16	2,202,694	2,197,046	5,648

	Canadian Dollar	Buy	4/20/16	168,014	156,960	11,054

	Canadian Dollar	Sell	4/20/16	2,378,446	2,196,637	(181,809)

	Euro	Buy	6/15/16	2,263,232	2,240,209	23,023

	Japanese Yen	Buy	5/18/16	139,305	129,877	9,428

	Japanese Yen	Sell	5/18/16	2,203,501	2,227,287	23,786

	New Taiwan Dollar	Buy	5/18/16	2,176,429	2,142,171	34,258

	New Taiwan Dollar	Sell	5/18/16	2,183,582	2,116,200	(67,382)

	New Zealand Dollar	Buy	4/20/16	2,081,019	2,032,170	48,849

WestPac Banking Corp.
	Australian Dollar	Buy	4/20/16	2,305,857	2,270,994	34,863

	Australian Dollar	Sell	4/20/16	2,305,857	2,094,853	(211,004)

	Canadian Dollar	Buy	4/20/16	2,149,603	2,266,072	(116,469)

	Japanese Yen	Buy	5/18/16	10,836,814	10,473,933	362,881

	New Zealand Dollar	Buy	4/20/16	1,372,037	1,329,950	42,087

Total						$(1,300,069)

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	431	$14,374,644	Jun-16	$(297,939)

Russell 2000 Index Mini (Short)	46	5,104,160	Jun-16	(190,178)

S&P 500 Index (Long)	44	22,566,500	Jun-16	671,788

S&P 500 Index E-Mini (Long)	2,566	263,207,450	Jun-16	9,214,301

S&P 500 Index E-Mini (Short)	155	15,899,125	Jun-16	(558,307)

S&P Mid Cap 400 Index
E-Mini (Long)	399	57,503,880	Jun-16	2,396,301

82	Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	46	$7,564,125	Jun-16	$(88,592)

U.S. Treasury Bond Ultra
30 yr (Long)	85	14,665,156	Jun-16	(255,325)

U.S. Treasury Bond Ultra
30 yr (Short)	6	1,035,188	Jun-16	17,613

U.S. Treasury Note 2 yr (Long)	232	50,750,000	Jun-16	9,491

U.S. Treasury Note 2 yr (Short)	162	35,437,500	Jun-16	7,272

U.S. Treasury Note 5 yr (Long)	394	47,738,641	Jun-16	71,638

U.S. Treasury Note 5 yr (Short)	420	50,888,906	Jun-16	(50,055)

U.S. Treasury Note 10 yr (Long)	180	23,470,313	Jun-16	(161,327)

U.S. Treasury Note 10 yr (Short)	879	114,613,359	Jun-16	785,822

U.S. Treasury Note Ultra
10 yr (Short)	7	985,250	Jun-16	(13,733)

Total				$11,558,770

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/16 (premiums $553,651) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$324,452

Total			$324,452

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $10,333,672) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3 1/2s,
April 1, 2046	$1,000,000	4/13/16	$1,046,992

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	1,000,000	4/13/16	1,048,594

Federal National Mortgage Association, 3s, April 1, 2046	7,000,000	4/13/16	7,181,016

Government National Mortgage Association, 4s,
April 1, 2046	1,000,000	4/20/16	1,069,297

Total			$10,345,899

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,136,800 E	$4,383	6/15/18	3 month USD-	0.90%	$694
			LIBOR-BBA

20,382,300 E	(46,543)	6/15/18	3 month USD-	1.20%	75,241
			LIBOR-BBA

51,469,700 E	115,698	6/15/18	1.20%	3 month USD-	(191,833)
				LIBOR-BBA

8,484,400 E	(59,992)	6/15/26	3 month USD-	1.90%	112,556
			LIBOR-BBA

Dynamic Asset Allocation Growth Fund	83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$35,327,200 E	$248,836	6/15/26	1.90%	3 month USD-	$(469,613)
				LIBOR-BBA

4,259,700 E	40,637	6/15/21	3 month USD-	1.25%	44,483
			LIBOR-BBA

2,489,600 E	(40,110)	6/15/26	1.65%	3 month USD-	(31,954)
				LIBOR-BBA

96,900 E	(2,743)	6/15/46	2.10%	3 month USD-	(1,456)
				LIBOR-BBA

18,704,300 E	(5,961)	6/15/21	3 month USD-	1.45%	193,932
			LIBOR-BBA

32,429,300 E	8,862	6/15/21	1.45%	3 month USD-	(337,710)
				LIBOR-BBA

2,544,900 E	(17,351)	6/15/46	3 month USD-	2.25%	39,006
			LIBOR-BBA

3,067,600 E	20,549	6/15/46	2.25%	3 month USD-	(47,383)
				LIBOR-BBA

2,500,000	(33)	3/18/26	1.78722%	3 month USD-	(34,618)
				LIBOR-BBA

2,500,000	(33)	3/18/26	1.79757%	3 month USD-	(37,070)
				LIBOR-BBA

Total	$266,199				$(685,725)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$59,867	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(531)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,026,453	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,428	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

339,292	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,829
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

44,648	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(199)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

275,097	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	2,512
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

84	Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$67,420	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$(669)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	347,308	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(967)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	521,420	—	1/12/40	5.00% (1 month	Synthetic MBX Index	827
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,251,869	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,354
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	416,305	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,439)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	481,123	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,289
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	719	—	12/16/16	(3 month USD-	A basket	1,102,317
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	16,035	—	11/23/16	3 month USD-	Russell 1000 Total	(7,087,408)
				LIBOR-BBA plus	Return Index
				0.02%

Credit Suisse International
	$1,765,626	—	1/12/41	4.50% (1 month	Synthetic MBX Index	8,134
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	196,194	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,681)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	93,755	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(177)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	16,094	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	148,223	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,316)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	148,223	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,316)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,490,076	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,991)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Growth Fund	85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$696,976	$—	1/12/40	4.00% (1 month	Synthetic TRS Index	$(6,293)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	23,887	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(83)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	28,687	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(99)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	541,502	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,872)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

baskets	72,273	—	12/15/20	(1 month USD-	A basket	10,328
				LIBOR-BBA plus	(GSEHPKPA) of
				1.00%)	common stocks

shares	159,000	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	6,007
				LIBOR-BBA plus
				1.00%)

shares	36,900	—	12/15/20	1 month USD-	Engro Corp., Ltd.	1,394
				LIBOR-BBA

Total		$—				$(5,989,006)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$145
Index

CMBX NA BBB–	BBB–/P	2,591	43,000	5/11/63	300 bp	(37)
Index

CMBX NA BBB–	BBB–/P	5,309	86,000	5/11/63	300 bp	53
Index

CMBX NA BBB–	BBB–/P	5,073	89,000	5/11/63	300 bp	(366)
Index

Credit Suisse International
CMBX NA BB Index	—	(22,751)	1,289,000	5/11/63	(500 bp)	119,977

CMBX NA BBB–	BBB–/P	6,833	472,000	5/11/63	300 bp	(22,015)
Index

CMBX NA BBB–	BBB–/P	9,627	733,000	5/11/63	300 bp	(35,172)
Index

CMBX NA BBB–	BBB–/P	9,717	273,000	1/17/47	300 bp	(14,858)
Index

CMBX NA BBB–	BBB–/P	250,859	3,358,000	1/17/47	300 bp	(51,413)
Index

86	Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CMBX NA BBB–	BBB–/P	$(242)	$35,000	5/11/63	300 bp	$(2,381)
Index

CMBX NA BBB–	BBB–/P	25	7,000	1/17/47	300 bp	(605)
Index

CMBX NA BBB–	BBB–/P	25	7,000	1/17/47	300 bp	(605)
Index

CMBX NA BBB–	BBB–/P	56	13,000	1/17/47	300 bp	(1,115)
Index

CMBX NA BBB–	BBB–/P	46	13,000	1/17/47	300 bp	(1,124)
Index

CMBX NA BBB–	BBB–/P	46	13,000	1/17/47	300 bp	(1,124)
Index

CMBX NA BB Index	—	(1,514)	177,000	5/11/63	(500 bp)	18,085

CMBX NA BB Index	—	(1,177)	111,000	5/11/63	(500 bp)	11,114

CMBX NA BB Index	—	554	54,000	5/11/63	(500 bp)	6,533

CMBX NA BB Index	—	63	52,000	5/11/63	(500 bp)	5,821

CMBX NA BB Index	—	1,085	48,000	5/11/63	(500 bp)	6,400

CMBX NA BB Index	—	(336)	35,000	5/11/63	(500 bp)	3,539

CMBX NA BB Index	—	(92)	46,000	1/17/47	(500 bp)	7,053

CMBX NA BBB–	BBB–/P	(131)	14,000	5/11/63	300 bp	(987)
Index

CMBX NA BBB–	BBB–/P	(371)	37,000	5/11/63	300 bp	(2,632)
Index

CMBX NA BBB–	BBB–/P	(152)	38,000	5/11/63	300 bp	(2,475)
Index

CMBX NA BBB–	BBB–/P	(313)	39,000	5/11/63	300 bp	(2,697)
Index

CMBX NA BBB–	BBB–/P	(783)	47,000	5/11/63	300 bp	(3,656)
Index

CMBX NA BBB–	BBB–/P	971	85,000	5/11/63	300 bp	(4,224)
Index

CMBX NA BBB–	BBB–/P	(903)	90,000	5/11/63	300 bp	(6,403)
Index

CMBX NA BBB–	BBB–/P	1,075	51,000	1/17/47	300 bp	(3,516)
Index

CMBX NA BBB–	BBB–/P	2,244	52,000	1/17/47	300 bp	(2,437)
Index

CMBX NA BBB–	BBB–/P	2,093	52,000	1/17/47	300 bp	(2,588)
Index

CMBX NA BBB–	BBB–/P	2,093	52,000	1/17/47	300 bp	(2,588)
Index

CMBX NA BBB–	BBB–/P	2,203	53,000	1/17/47	300 bp	(2,568)
Index

CMBX NA BBB–	BBB–/P	2,303	76,000	1/17/47	300 bp	(4,538)
Index

Dynamic Asset Allocation Growth Fund	87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$2,665	$89,000	1/17/47	300 bp	$(5,347)
Index

CMBX NA BBB–	BBB–/P	14,009	101,000	1/17/47	300 bp	4,918
Index

CMBX NA BBB–	BBB–/P	27,356	191,000	1/17/47	300 bp	10,163
Index

CMBX NA BBB–	BBB–/P	43,377	218,000	1/17/47	300 bp	23,754
Index

CMBX NA BBB–	BBB–/P	25,901	268,000	1/17/47	300 bp	1,776
Index

CMBX NA BBB–	BBB–/P	41,030	309,000	1/17/47	300 bp	13,215
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(554)	103,000	5/11/63	(300 bp)	5,741
Index

CMBX NA BBB–	—	(2,423)	101,000	5/11/63	(300 bp)	3,749
Index

CMBX NA BBB–	—	(4,907)	77,000	5/11/63	(300 bp)	(201)
Index

CMBX NA BBB–	—	(1,314)	51,000	5/11/63	(300 bp)	1,803
Index

CMBX NA BBB–	BBB–/P	2,822	51,000	1/17/47	300 bp	(1,769)
Index

CMBX NA BBB–	BBB–/P	5,327	101,000	1/17/47	300 bp	(3,765)
Index

CMBX NA BBB–	BBB–/P	2,693	103,000	1/17/47	300 bp	(6,579)
Index

CMBX NA BBB–	BBB–/P	26,374	268,000	1/17/47	300 bp	2,249
Index

CMBX NA BBB–	BBB–/P	40,854	309,000	1/17/47	300 bp	13,039
Index

CMBX NA BBB–	BBB–/P	48,958	405,000	1/17/47	300 bp	12,502
Index

Total		$549,661				$81,844

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.”

88	Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$(140,012)	$22,255,000	12/20/20	500 bp	$535,535
Index

NA HY Series 25	B+/P	(112,321)	32,623,000	12/20/20	500 bp	(1,102,586)
Index

NA IG Series 25	BBB+/P	(146,477)	40,100,000	12/20/20	100 bp	67,758
Index

Total		$(398,810)				$(499,293)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$49,910,214	$13,426,098	$—

Capital goods	80,580,643	11,073,456	—

Communication services	50,044,382	12,918,003	—

Conglomerates	610,089	3,601,602	—

Consumer cyclicals	196,464,129	30,959,229	—

Consumer staples	113,132,058	27,372,006	137,940

Energy	59,822,913	14,967,164	250

Financials	224,376,035	46,435,769	—

Health care	155,133,501	23,254,174	—

Technology	232,602,753	4,078,498	—

Transportation	34,283,142	6,263,436	—

Utilities and power	37,521,622	10,465,881	—

Total common stocks	1,234,481,481	204,815,316	138,190

Dynamic Asset Allocation Growth Fund	89

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$31,385,000

Convertible bonds and notes	—	264,819	—

Convertible preferred stocks	—	196,917	—

Corporate bonds and notes	—	245,907,700	595,655

Foreign government and agency bonds and notes	—	8,881,098	—

Investment companies	728,479	—	—

Mortgage-backed securities	—	52,783,172	2,402,670

Preferred stocks	164,707	101,800	—

Senior loans	—	2,419,708	—

U.S. government and agency mortgage obligations	—	117,558,490	—

U.S. treasury obligations	—	258,854	—

Warrants	—	3,955,667	—

Short-term investments	431,856,942	95,443,673	—

Totals by level	$1,667,231,609	$732,587,214	$34,521,515

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,300,069)	$—

Futures contracts	11,558,770	—	—

Written swap options outstanding	—	(324,452)	—

TBA sale commitments	—	(10,345,899)	—

Interest rate swap contracts	—	(951,924)	—

Total return swap contracts	—	(5,989,006)	—

Credit default contracts	—	(568,300)	—

Totals by level	$11,558,770	$(19,479,650)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

90	Dynamic Asset Allocation Growth Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	3/31/16

Common
stocks*:

Consumer
staples	$164,635	$—	$—	$(26,695)	$—	$—	$—	$—	$137,940

Energy	998	—	—	(748)	—	—	—	—	250

Financials	215,514	—	—	(25,684)	—	(189,830)	—	—	—

Total common
stocks	$381,147	$—	$—	$(53,127)	$—	$(189,830)	$—	$—	$138,190

Asset-backed
securities	$29,098,000	$—	$—	$—	$2,287,000	$—	$—	$—	$31,385,000

Corporate
bonds and notes	$595,656	(19,824)	—	19,823	—	—	—	—	$595,655

Mortgage-
backed
securities	$1,814,307	(187,821)	12,155	(110,773)	1,634,726	(290,198)	199	(469,925)	$2,402,670

Totals	$31,889,110	$(207,645)	$12,155	$(144,077)	$3,921,726	$(480,028)	$199	$(469,925)	$34,521,515

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $42,952 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations. Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	91

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $63,031,467 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,860,528,975)	$1,937,390,358
Affiliated issuers (identified cost $496,949,980) (Notes 1 and 5)	496,949,980

Cash	429,833

Foreign currency (cost $881,954) (Note 1)	891,897

Dividends, interest and other receivables	8,067,226

Receivable for shares of the fund sold	4,614,690

Receivable for investments sold	5,520,926

Receivable for sales of delayed delivery securities (Note 1)	7,267,116

Receivable for variation margin (Note 1)	320,607

Unrealized appreciation on forward currency contracts (Note 1)	5,308,997

Unrealized appreciation on OTC swap contracts (Note 1)	1,409,620

Premium paid on OTC swap contracts (Note 1)	37,963

Prepaid assets	66,329

Total assets	2,468,275,542

LIABILITIES

Payable for investments purchased	8,211,916

Payable for purchases of delayed delivery securities (Note 1)	114,131,265

Payable for shares of the fund repurchased	6,914,587

Payable for compensation of Manager (Note 2)	1,111,471

Payable for custodian fees (Note 2)	117,199

Payable for investor servicing fees (Note 2)	559,374

Payable for Trustee compensation and expenses (Note 2)	426,926

Payable for administrative services (Note 2)	7,486

Payable for distribution fees (Note 2)	1,159,325

Payable for variation margin (Note 1)	1,301,065

Unrealized depreciation on OTC swap contracts (Note 1)	7,316,782

Premium received on OTC swap contracts (Note 1)	587,624

Unrealized depreciation on forward currency contracts (Note 1)	6,609,066

Written options outstanding, at value (premiums $553,651) (Notes 1 and 3)	324,452

TBA sale commitments, at value (proceeds receivable $10,333,672) (Note 1)	10,345,899

Collateral on securities loaned, at value (Note 1)	65,093,038

Collateral on certain derivative contracts, at value (Note 1)	258,854

Other accrued expenses	321,421

Total liabilities	224,797,750

Net assets	$2,243,477,792

(Continued on next page)

92	Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,215,565,051

Distributions in excess of net investment income (Note 1)	(3,894,309)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(48,415,411)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	80,222,461

Total — Representing net assets applicable to capital shares outstanding	$2,243,477,792

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,433,265,006 divided by 98,038,915 shares)	$14.62

Offering price per class A share (100/94.25 of $14.62)*	$15.51

Net asset value and offering price per class B share ($80,885,427 divided by 5,633,702 shares)**	$14.36

Net asset value and offering price per class C share ($238,468,068 divided by 17,191,582 shares)**	$13.87

Net asset value and redemption price per class M share ($29,030,298 divided by 2,028,367 shares)	$14.31

Offering price per class M share (100/96.50 of $14.31)*	$14.83

Net asset value, offering price and redemption price per class R share
($18,682,859 divided by 1,302,486 shares)	$14.34

Net asset value, offering price and redemption price per class R5 share
($4,070,994 divided by 275,751 shares)	$14.76

Net asset value, offering price and redemption price per class R6 share
($102,068,832 divided by 6,903,108 shares)	$14.79

Net asset value, offering price and redemption price per class Y share
($337,006,308 divided by 22,846,786 shares)	$14.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	93

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $121,201)	$15,962,831

Interest (including interest income of $583,961 from investments in affiliated issuers) (Note 5)	8,707,472

Securities lending (Note 1)	231,994

Total investment income	24,902,297

EXPENSES

Compensation of Manager (Note 2)	6,406,735

Investor servicing fees (Note 2)	1,795,593

Custodian fees (Note 2)	188,998

Trustee compensation and expenses (Note 2)	83,215

Distribution fees (Note 2)	3,472,303

Administrative services (Note 2)	36,495

Other	444,733

Total expenses	12,428,072

Expense reduction (Note 2)	(67,086)

Net expenses	12,360,986

Net investment income	12,541,311

Net realized loss on investments (Notes 1 and 3)	(35,855,015)

Net increase from payments by affiliates (Note 2)	1,698

Net realized gain on swap contracts (Note 1)	5,363,357

Net realized gain on futures contracts (Note 1)	7,342,557

Net realized loss on foreign currency transactions (Note 1)	(2,078,943)

Net realized loss on written options (Notes 1 and 3)	(87,655)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(753,350)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	84,321,407

Net gain on investments	58,254,056

Net increase in net assets resulting from operations	$70,795,367

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$12,541,311	$19,842,446

Net realized gain (loss) on investments
and foreign currency transactions	(25,314,001)	128,849,872

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	83,568,057	(187,029,182)

Net increase (decrease) in net assets resulting
from operations	70,795,367	(38,336,864)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,019,354)	(26,668,300)

Class B	(639,231)	(1,149,793)

Class C	(2,483,640)	(2,324,256)

Class M	(329,369)	(432,924)

Class R	(189,310)	(420,136)

Class R5	(120,307)	(142,352)

Class R6	(1,472,333)	(820,486)

Class Y	(5,608,219)	(3,687,618)

Net realized short-term gain on investments

Class A	(5,708,823)	(40,425,378)

Class B	(344,631)	(3,097,564)

Class C	(956,194)	(5,324,254)

Class M	(120,125)	(886,301)

Class R	(65,207)	(687,015)

Class R5	(25,810)	(192,267)

Class R6	(296,379)	(1,056,071)

Class Y	(1,178,676)	(4,917,052)

From net realized long-term gain on investments
Class A	(60,034,734)	(120,654,201)

Class B	(3,624,184)	(9,245,039)

Class C	(10,055,457)	(15,890,852)

Class M	(1,263,246)	(2,645,268)

Class R	(685,722)	(2,050,474)

Class R5	(271,420)	(573,844)

Class R6	(3,116,758)	(3,151,965)

Class Y	(12,395,110)	(14,675,509)

Increase from capital share transactions (Note 4)	265,458,742	467,698,433

Total increase in net assets	202,249,870	168,242,650

NET ASSETS

Beginning of period	2,041,227,922	1,872,985,272

End of period (including distributions in excess of net
investment income of $3,894,309 and undistributed net
investment income of $17,426,143, respectively)	$2,243,477,792	$2,041,227,922

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
March 31, 2016**	$15.05	.09	.44	.53	(.25)	(.71)	(.96)	—	$14.62	3.50*	$1,433,265	.54*	.61*	97*[d]
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	—	15.05	(1.26)	1,385,646	1.05	1.05	196[d]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	—	17.58	14.29	1,362,485	1.06	1.21	188[d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	—	15.60	17.17	1,215,701	1.09	1.38	111[e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	13.47	25.24	1,111,789	1.13	1.51	120[e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—[f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98[e]

Class B
March 31, 2016**	$14.72	.03	.44	.47	(.12)	(.71)	(.83)	—	$14.36	3.13*	$80,885	.92*	.23*	97*[d]
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	—	14.72	(2.02)	84,801	1.80	.28	196[d]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	—	17.22	13.45	107,877	1.81	.45	188[d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	—	15.28	16.28	118,464	1.84	.63	111[e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120[e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—[f,g]	10.60	(5.27)	130,730	1.89	.77	98[e]

Class C
March 31, 2016**	$14.30	.03	.41	.44	(.16)	(.71)	(.87)	—	$13.87	3.05*	$238,468	.92*	.24*	97*[d]
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	—	14.30	(1.99)	209,239	1.80	.30	196[d]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	—	16.82	13.49	168,304	1.81	.46	188[d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	—	14.94	16.28	144,081	1.84	.62	111[e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120[e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—[f,g]	10.38	(5.22)	115,474	1.89	.78	98[e]

Class M
March 31, 2016**	$14.72	.05	.42	.47	(.17)	(.71)	(.88)	—	$14.31	3.17*	$29,030	.79*	.36*	97*[d]
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	—	14.72	(1.71)	28,800	1.55	.54	196[d]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	—	17.23	13.71	30,005	1.56	.71	188[d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	—	15.30	16.59	27,200	1.59	.88	111[e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120[e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—[f,g]	10.59	(5.07)	23,402	1.64	1.03	98[e]

Class R
March 31, 2016**	$14.74	.07	.42	.49	(.18)	(.71)	(.89)	—	$14.34	3.30*	$18,683	.67*	.50*	97*[d]
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	—	14.74	(1.50)	12,375	1.30	.80	196[d]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	—	17.28	14.06	19,617	1.31	.96	188[d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	—	15.33	16.89	16,026	1.34	1.13	111[e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	13.24	25.00	15,265	1.38	1.26	120[e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—[f,g]	10.60	(4.79)	13,215	1.39	1.29	98[e]

Class R5
March 31, 2016**	$15.21	.11	.44	.55	(.29)	(.71)	(1.00)	—	$14.76	3.59*	$4,071	.41*	.70*	97*[d]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	15.21	(1.00)	7,051.80		1.31	196[d]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	—	17.74	14.59	6,434.81		1.51	188[d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	—	15.76	17.50	64.82		1.52	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21*	.43*	120[e]

Class R6
March 31, 2016**	$15.24	.12	.45	.57	(.31)	(.71)	(1.02)	—	$14.79	3.71*	$102,069	.36*	.82*	97*[d]
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	—	15.24	(.94)	59,064.70		1.42	196[d]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	—	17.78	14.74	31,438.71		1.56	188[d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	—	15.77	17.62	24,534.72		1.62	111[e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18*	.45*	120[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	97

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y
March 31, 2016**	$15.21	.11	.44	.55	(.30)	(.71)	(1.01)	—	$14.75	3.56*	$337,006	.42*	.75*	97*[d]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	15.21	(.96)	254,253.80		1.31	196[d]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	—	17.74	14.59	146,825.81		1.46	188[d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	—	15.73	17.47	125,570.84		1.65	111[e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	13.58	25.58	170,199.88		1.76	120[e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—[f,g]	10.88	(4.33)	147,682.89		1.79	98[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	208%

September 30, 2012	253

September 30, 2011	241

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	99

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

100	Dynamic Asset Allocation Growth Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam

Dynamic Asset Allocation Growth Fund	101

Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

102	Dynamic Asset Allocation Growth Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through

Dynamic Asset Allocation Growth Fund	103

the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

104	Dynamic Asset Allocation Growth Fund

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $12,274 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,664,183 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,638,994 and may include amounts related to unsettled agreements.

Dynamic Asset Allocation Growth Fund	105

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $65,093,038 and the value of securities loaned amounted to $63,341,607. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $2,361,114,182, resulting in gross unrealized appreciation and depreciation of $161,973,283 and $88,747,127, respectively, or net unrealized appreciation of $73,226,156.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

106	Dynamic Asset Allocation Growth Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $1,698 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Dynamic Asset Allocation Growth Fund	107

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,210,444	Class R5	4,537

Class B	70,992	Class R6	19,731

Class C	192,965	Class Y	258,594

Class M	24,896	Total	$1,795,593

Class R	13,434

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,929 under the expense offset arrangements and by $64,157 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,538, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,775,633	Class M	109,559

Class B	416,891	Class R	39,310

Class C	1,130,910	Total	$3,472,303

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $203,763 and $2,275 from the sale of class A and class M shares, respectively, and received $14,882 and $5,375 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $145 and no monies on class A and class M redemptions, respectively.

108	Dynamic Asset Allocation Growth Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,923,427,902	$1,778,521,959

U.S. government securities (Long-term)	—	—

Total	$1,923,427,902	$1,778,521,959

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$3,109,000	$553,651

Options opened	—	—
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding at the
end of the reporting period	$3,109,000	$553,651

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	6,465,626	$96,094,161	13,730,758	$224,591,224

Shares issued in connection with
reinvestment of distributions	5,812,346	85,615,859	11,494,207	180,918,825

	12,277,972	181,710,020	25,224,965	405,510,049

Shares repurchased	(6,288,333)	(93,201,631)	(10,659,771)	(175,017,100)

Net increase	5,989,639	$88,508,389	14,565,194	$230,492,949

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	378,571	$5,552,473	748,433	$12,017,320

Shares issued in connection with
reinvestment of distributions	311,232	4,512,868	851,277	13,186,281

	689,803	10,065,341	1,599,710	25,203,601

Shares repurchased	(815,758)	(11,835,809)	(2,104,948)	(34,099,932)

Net decrease	(125,955)	$(1,770,468)	(505,238)	$(8,896,331)

Dynamic Asset Allocation Growth Fund	109

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,820,376	$39,844,466	4,815,615	$74,670,704

Shares issued in connection with
reinvestment of distributions	888,711	12,450,844	1,457,541	21,921,412

	3,709,087	52,295,310	6,273,156	96,592,116

Shares repurchased	(1,154,002)	(16,059,895)	(1,644,991)	(25,563,286)

Net increase	2,555,085	$36,235,415	4,628,165	$71,028,830

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	80,976	$1,160,909	175,818	$2,805,435

Shares issued in connection with
reinvestment of distributions	118,410	1,709,844	256,301	3,959,846

	199,386	2,870,753	432,119	6,765,281

Shares repurchased	(128,182)	(1,853,126)	(216,244)	(3,488,508)

Net increase	71,204	$1,017,627	215,875	$3,276,773

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	625,463	$9,067,973	874,067	$14,209,956

Shares issued in connection with
reinvestment of distributions	55,701	805,441	198,270	3,061,286

	681,164	9,873,414	1,072,337	17,271,242

Shares repurchased	(218,458)	(3,088,360)	(1,367,876)	(21,097,983)

Net increase (decrease)	462,706	$6,785,054	(295,539)	$(3,826,741)

	Six months ended 3/31/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	266,595	$3,708,798	65,205	$1,089,979

Shares issued in connection with
reinvestment of distributions	28,098	417,537	57,208	908,463

	294,693	4,126,335	122,413	1,998,442

Shares repurchased	(482,486)	(6,914,735)	(21,521)	(358,538)

Net increase (decrease)	(187,793)	$(2,788,400)	100,892	$1,639,904

	Six months ended 3/31/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	3,313,705	$48,968,969	2,283,363	$37,526,386

Shares issued in connection with
reinvestment of distributions	328,325	4,885,470	316,259	5,028,522

	3,642,030	53,854,439	2,599,622	42,554,908

Shares repurchased	(613,602)	(9,127,768)	(493,176)	(8,076,418)

Net increase	3,028,428	$44,726,671	2,106,446	$34,478,490

110	Dynamic Asset Allocation Growth Fund

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,586,003	$188,679,351	20,039,290	$329,845,922

Shares issued in connection with
reinvestment of distributions	1,260,303	18,715,499	1,439,211	22,840,284

	13,846,306	207,394,850	21,478,501	352,686,206

Shares repurchased	(7,720,917)	(114,650,396)	(13,031,688)	(213,181,647)

Net increase	6,125,389	$92,744,454	8,446,813	$139,504,559

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	994	0.4%	$14,671

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$106,910,629	$220,519,641	$176,085,250	$130,896	$151,345,020

Putnam Short Term
Investment Fund*	270,178,797	183,837,341	173,504,216	453,065	280,511,922

Totals	$377,089,426	$404,356,982	$349,589,466	$583,961	$431,856,942

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Dynamic Asset Allocation Growth Fund	111

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written swap option contracts (contract amount) (Note 3)	$3,100,000

Futures contracts (number of contracts)	6,000

Forward currency contracts (contract amount)	$401,800,000

Centrally cleared interest rate swap contracts (notional)	$194,000,000

OTC total return swap contracts (notional)	$216,600,000

OTC credit default contracts (notional)	$8,300,000

Centrally cleared credit default contracts (notional)	$80,500,000

Warrants (number of warrants)	1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$1,112,762*	depreciation	$1,681,062*

Foreign exchange
contracts	Receivables	5,308,997	Payables	6,609,066

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	17,358,103*	depreciation	8,133,832*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,473,652*	depreciation	2,448,868*

Total		$25,253,514		$18,872,828

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

112	Dynamic Asset Allocation Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$536,978	$536,978

Foreign exchange
contracts	—	—	—	(2,004,962)	—	$(2,004,962)

Equity contracts	(713,043)	—	8,046,940	—	6,626,814	$13,960,711

Interest rate
contracts	—	(87,655)	(704,383)	—	(1,800,435)	$(2,592,473)

Total	$(713,043)	$(87,655)	$7,342,557	$(2,004,962)	$5,363,357	$9,900,254

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(456,958)	$(456,958)

Foreign exchange
contracts	—	—	—	(803,886)	—	$(803,886)

Equity contracts	859,598	—	16,228,989	—	(6,282,120)	$10,806,467

Interest rate
contracts	—	78,981	1,103,330	—	114,761	$1,297,072

Total	$859,598	$78,981	$17,332,319	$(803,886)	$(6,624,317)	$10,842,695

Dynamic Asset Allocation Growth Fund	113

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$9,895	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$9,895

OTC Total return swap contracts*#	—	8,522	—	1,103,606	8,134	—	17,729	—	—	—	—	—	—	—	—	1,137,991

OTC Credit default contracts*#	—	—	—	—	142,728	—	59,962	—	—	20,290	—	—	—	—	—	222,980

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	310,712	—	—	—	—	310,712

Forward currency contracts#	215,862	826,249	—	462,363	952,154	143,237	651,381	28,363	245,467	—	—	419,486	468,843	455,761	439,831	5,308,997

Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Assets	$215,862	$834,771	$9,895	$1,565,969	$1,103,016	$143,237	$729,072	$28,363	$245,467	$20,290	$310,712	$419,486	$468,843	$455,761	$439,831	$6,990,575

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	166,308	—	—	—	—	—	—	—	—	—	—	—	—	166,308

OTC Total return swap contracts*#	—	12,755	—	7,087,408	2,681	—	24,153	—	—	—	—	—	—	—	—	7,126,997

OTC Credit default contracts*#	14,545	—	—	—	400,494	—	164,407	—	—	111,351	—	—	—	—	—	690,797

Centrally cleared credit default contracts§	—	—	19,242	—	—	—	—	—	—	—	—	—	—	—	—	19,242

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,115,515	—	—	—	—	1,115,515

Forward currency contracts#	1,056,121	558,105	—	691,076	779,450	161,297	611,970	142,514	876,507	—	—	437,436	717,926	249,191	327,473	6,609,066

Written swap options#	—	—	—	—	—	—	—	—	324,452	—	—	—	—	—	—	324,452

Total Liabilities	$1,070,666	$570,860	$185,550	$7,778,484	$1,182,625	$161,297	$800,530	$142,514	$1,200,959	$111,351	$1,115,515	$437,436	$717,926	$249,191	$327,473	$16,052,377

Total Financial and Derivative Net Assets	$(854,804)	$263,911	$(175,655)	$(6,212,515)	$(79,609)	$(18,060)	$(71,458)	$(114,151)	$(955,492)	$(91,061)	$(804,803)	$(17,950)	$(249,083)	$206,570	$112,358	$(9,061,802)

Total collateral received (pledged)†##	$(728,858)	$258,854	$—	$(6,051,368)	$(79,609)	$(18,060)	$(71,458)	$(114,151)	$(819,896)	$—	$—	$(17,950)	$(249,083)	$12,274	$—

Net amount	$(125,946)	$5,057	$(175,655)	$(161,147)	$—	$—	$—	$—	$(135,596)	$(91,061)	$(804,803)	$—	$—	$194,296	$112,358

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

114	Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund	115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116	Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA058
299989 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016